EXHIBIT (a)(1)(A)

Offer to Purchase for Cash

Up to 21,875,000 Shares of Common Stock

of

TESORO CORPORATION

at

$64.00 Net Per Share

by

TRACINDA CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON THURSDAY, DECEMBER 6, 2007, UNLESS THE OFFER IS EXTENDED.

THE OFFER IS NOT CONDITIONED UPON THE RECEIPT OF FINANCING OR UPON ANY MINIMUM NUMBER OF SHARES BEING TENDERED. THE OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE SECTION 12 OF THIS OFFER TO PURCHASE, “CONDITIONS TO THE OFFER.”

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THIS TRANSACTION OR PASSED UPON THE MERITS OR FAIRNESS OF SUCH TRANSACTION OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IMPORTANT

Any stockholder desiring to tender all or any portion of that stockholder’s shares should either (1) complete and sign the letter of transmittal, or a facsimile thereof, in accordance with the instructions to the letter of transmittal, have that stockholder’s signature thereon guaranteed if instruction 1 to the letter of transmittal so requires, mail or deliver the letter of transmittal, or facsimile, or, in the case of a book-entry transfer effected by the procedure set forth in Section 2 of this Offer to Purchase, “Procedure for Tendering Shares,” an agent’s message (as defined therein), and any other required documents to the depositary and either deliver the certificates for those shares to the depositary along with the letter of transmittal, or facsimile, or deliver those shares in accordance with the procedure for book-entry transfer set forth in Section 2 of this Offer to Purchase, “Procedure for Tendering Shares,” or (2) request that stockholder’s bank, broker, dealer, trust company or other nominee effect the transaction for that stockholder. A stockholder having shares registered in the name of a bank, broker, dealer, trust company or other nominee must contact that person if that stockholder desires to tender those shares.

If a stockholder desires to tender shares and that stockholder’s certificates for shares are not immediately available or the procedure for book-entry transfer cannot be completed on a timely basis, or time will not permit all required documents to reach the depositary prior to the expiration date (as defined herein), that stockholder’s tender may be effected by following the procedure for guaranteed delivery set forth in Section 2 of this Offer to Purchase, “Procedure for Tendering Shares.”

Questions and requests for assistance or for additional copies of this Offer to Purchase, the letter of transmittal and the notice of guaranteed delivery may be directed to D. F. King & Co., Inc., the information agent, at the address and telephone number on the back cover of this Offer to Purchase.

The information agent for this offer is:

D. F. King & Co., Inc.

November 7, 2007

i

SUMMARY TERM SHEET

Tracinda Corporation, a Nevada corporation wholly owned by Kirk Kerkorian, is offering to purchase up to a total of 21,875,000 shares of common stock, par value $.16 2/3 per share, of Tesoro Corporation for $64.00 per share in cash. Our offer is subject to the terms and conditions set forth in this offering document and in the related letter of transmittal. Tracinda Corporation is referred to as “Tracinda,” “we,” “our” or “us.” We refer to the shares of common stock of Tesoro as “shares.” The following summary highlights selected information from this offering document. We urge you to read the remainder of this offering document and the accompanying letter of transmittal carefully, because the information in the summary is not complete and the remainder of this offering document and the letter of transmittal contain additional important information.

Who is offering to buy my shares?

Our name is Tracinda Corporation. Tracinda Corporation is a privately held Nevada corporation whose principal business is buying, selling and holding selected equity securities. Kirk Kerkorian is the sole stockholder of Tracinda Corporation and has served as its Chief Executive Officer, President and sole director for more than the past five years. See Section 9 of this Offer to Purchase, “Information Concerning the Purchaser and Its Affiliates.”

We presently own 5.5 million shares, which represents approximately 4% of the outstanding shares. If we purchase 21,875,000 shares in our offer, our ownership will increase to approximately 20% of the outstanding shares.

How many shares are you seeking in the offer?

We are offering to purchase up to 21,875,000 shares. See “Introduction” and Section 1 of this Offer to Purchase, “Terms of the Offer; Proration.”

What happens if stockholders tender more shares than you are willing to buy?

If stockholders tender more than the number of shares that we are willing to buy, we will purchase shares on a pro-rata basis. This means that we will purchase from you a number of shares calculated by multiplying the number of shares you properly tendered by a proration factor. The proration factor will equal 21,875,000 divided by the total number of shares properly tendered by all stockholders. For example, if 43,750,000 shares are tendered, we will purchase 50% of the number of shares that you tender. We will make adjustments to avoid purchases of fractional shares. For information about the terms of our offer, see Section 1 of this Offer to Purchase, “Terms of the Offer; Proration.”

If you prorate, when will I know how many shares will actually be purchased?

If proration of tendered shares is required, we do not expect to announce the final results of proration or pay for any shares until at least five New York Stock Exchange trading days after the expiration date. This is because we will not know the precise number of shares properly tendered until all supporting documentation for those tenders are reviewed and guaranteed deliveries are made. Preliminary results of proration will be announced by press release as promptly as practicable. Holders of shares may obtain this preliminary information from the information agent at its telephone number set forth on the back cover of this offering document.

How much are you offering to pay, what is the form of payment and will I have to pay any fees or commissions?

We are offering to pay you $64.00 per share in cash. Any payment is subject to applicable withholding of United States federal, state and local taxes. If you are the record owner of your shares and you tender your shares to us in our offer, you will not have to pay brokerage fees or similar expenses. If you own your shares through a bank, broker, dealer, trust company or other nominee and that person tenders your shares on your behalf, that person may charge you a fee for doing so. You should consult with your bank, broker, dealer, trust company or other nominee to determine whether any charges will apply. See “Introduction” and Section 1 of this Offer to Purchase, “Terms of the Offer; Proration.”

What effect will Tesoro’s regular quarterly dividend have on the purchase price?

None. The $64.00 per share offer price is without regard to Tesoro’s regular quarterly dividend of $.10 per share which Tesoro has announced will be paid on December 17, 2007 to stockholders of record on December 3, 2007. Accordingly, stockholders on the record date for such dividend will be entitled to receive the dividend and there will be no such reduction in the offer price for the shares. See Section 15 of this Offer to Purchase “Dividends and Distributions.”

Do you have the financial resources to make payment?

Tracinda Corporation intends to use approximately $1.0 billion of cash and cash equivalents on hand, as well as approximately $400 million in bank financing, to fund its acquisition of up to 21,875,000 shares. See Section 10 of this Offer to Purchase, “Source and Amount of Funds.”

What is Tracinda’s financial condition?

As of October 31, 2007, Tracinda had total assets of $15.445 billion and stockholder’s equity of $15.432 billion. See Section 9 of this Offer to Purchase, “Information concerning the Purchaser and its Affiliates—Financial Condition.”

Why are you making the offer?

We are making our offer because we believe that the fundamentals of the petroleum refining industry make it an attractive area for investment. See Section 11 of this Offer to Purchase, “Background and Purpose of the Offer; Plans for Tesoro Corporation.”

How long do I have to decide whether to tender in the offer?

You will have at least until 11:59 p.m., New York City time, on December 6, 2007, to decide whether to tender your shares in our offer. If you cannot deliver everything that we require in order to make a proper tender by that time, you may be able to use a guaranteed delivery procedure. The guaranteed delivery procedure is discussed in Sections 1 and 2 of this Offer to Purchase, “Terms of the Offer; Proration” and “Procedure for Tendering Shares—Guaranteed Delivery.”

Can the offer be extended and under what circumstances?

We may elect to extend our offer from time to time, at our discretion, for any reason. We will also extend our offer if the rules of the Securities and Exchange Commission require us to do so. See Section 1 of this Offer to Purchase, “Terms of the Offer; Proration.”

How will I be notified if the offer is extended?

If we extend our offer, we will make a public announcement of the extension. The announcement will be made no later than 9:00 a.m., New York City time, on the next business day after the day on which our offer was scheduled to expire. See Section 1 of this Offer to Purchase, “Terms of the Offer; Proration.”

What are the most important conditions to the offer?

We are not obligated to buy any shares in our offer if various events occur, including:

•	any change or prospective change in the affairs of Tesoro that, in our reasonable judgment, has a materially adverse effect on Tesoro or us;

•	the existence of litigation that adversely affects our offer or our ability to exercise ownership rights with respect to the shares;

•	the existence of any law limiting our ability to consummate the offer;

•	a general suspension of trading on any national securities exchange in the United States;

•	any event that, in our reasonable judgment, would adversely affect the extension of credit by banks or other financial institutions;

•	a 10% change in United States currency exchange rates;

•	the commencement or escalation of a war, armed hostilities or other similar national or international calamity directly or indirectly involving the United States; or

•	any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has not expired or been terminated prior to the expiration of the offer.

Our offer is also subject to a number of other conditions. See Section 12 of this Offer to Purchase, “Conditions to the Offer.”

How do I tender my shares?

To tender shares, you must deliver various documents to Mellon Investor Services LLC, the depositary for our offer, prior to the expiration of our offer. These documents include the certificates representing your shares and a completed letter of transmittal. If your shares are held through a bank, broker, dealer, trust company or other nominee, the shares can be tendered only by that bank, broker, dealer, trust company or other nominee. If you cannot deliver a required item to the depositary by the expiration of our offer, you may get a little extra time to do so by having a broker, bank or other fiduciary that is a member of the Securities Transfer Agents Medallion Program or another eligible institution guarantee that the depositary will receive the missing items within a period of three New York Stock Exchange trading days. The depositary must receive the missing items within that period for the tender to be valid. See Section 2 of this Offer to Purchase, “Procedure for Tendering Shares.”

Until what time can I withdraw previously tendered shares?

You can withdraw shares at any time prior to the expiration date of our offer. See Sections 1 and 3 of this Offer to Purchase, “Terms of the Offer; Proration” and “Withdrawal Rights.”

How do I withdraw previously tendered shares?

To withdraw shares, you must deliver a written notice of withdrawal with the required information to the depositary while you still have the right to withdraw the shares. If you have tendered your shares by giving instructions to a bank, broker, dealer, trust company or other nominee, you must instruct that person to arrange for the withdrawal of your shares. See Sections 1 and 3 of this Offer to Purchase, “Terms of the Offer; Proration” and “Withdrawal Rights.”

If I decide not to tender, how will the offer affect me?

If you decide not to tender your shares, you will still own the same amount of shares, and Tesoro will still be a public company listed on the New York Stock Exchange. See Section 7 of this Offer to Purchase, “Effect of the Offer on the Market for the Shares.”

Do I have appraisal or dissenter’s rights?

There are no appraisal or dissenter’s rights available in connection with our offer.

What does the board of directors of Tesoro Corporation think of the offer?

The Tesoro Board of Directors is required by law to communicate its views regarding the tender offer to Tesoro stockholders within ten business days from the date the offer is commenced.

What is the market value of my shares as of a recent date?

On October 25, 2007, the last trading day before we announced our intention to make our offer, the last sale price of the shares reported by the New York Stock Exchange was $57.20 per share. On November 6, 2007, the last trading day before we commenced our offer, the last sale price of the shares was $59.13 per share. We advise you to obtain a recent price quotation for shares in deciding whether to tender your shares. See Section 6 of this Offer to Purchase, “Price Range of the Shares; Dividends.”

What are the U.S. federal income tax consequences of tendering shares in the offer?

Your receipt of cash for shares properly tendered in our offer will be a taxable transaction for U.S. federal income tax purposes. Generally, you will recognize gain or loss in an amount equal to the difference between the cash that you receive in our offer and your adjusted tax basis in the shares that you surrender in our offer. That gain or loss will be a capital gain or loss if the shares are capital assets in your hands and if you meet certain additional requirements. Any capital gain or loss will be long-term capital gain or loss if you have held the shares for more than one year at the time our offer is completed. The tax consequences of the Offer to you may vary depending on your particular circumstances. For a summary of the federal income tax consequences of our offer, see Section 5 of this Offer to Purchase, “U.S. Federal Income Tax Consequences.” We recommend that you consult with your own tax advisor regarding the application of U.S. federal income tax laws, as well as the laws of any state, local or foreign taxing jurisdiction, to your particular situation.

Who can I talk to if I have questions about the offer?

You may call D. F. King & Co., Inc., which is acting as the information agent for our offer. Banks and brokers may call collect at (212) 269-5550. All others may call toll free at (800) 578-5378. See the back cover of this offering document.

To the Holders of Common Stock of Tesoro Corporation:

INTRODUCTION

Tracinda Corporation, a Nevada corporation wholly owned by Kirk Kerkorian (“Purchaser,” and also referred to in this Offer to Purchase as “Tracinda,” “we,” “our” or “us”) hereby offers to purchase in the aggregate up to 21,875,000 of the outstanding shares of common stock, par value $.16 2/3 per share (the “shares”), of Tesoro Corporation, a Delaware corporation (“Tesoro” or the “Company”), at a purchase price of $64.00 per share, net to the seller in cash (subject to applicable withholding of United States federal, state and local taxes), without interest thereon, on the terms and subject to the conditions set forth in this Offer to Purchase and in the related letter of transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the “Offer”). The Offer price is without regard to Tesoro’s regular quarterly dividend of $.10 per share which Tesoro has announced will be paid on December 17, 2007 to stockholders of record on December 3, 2007. See Section 15 of this Offer to Purchase “Dividends and Distributions.” In this Offer to Purchase, references to sections are to sections hereof unless otherwise indicated.

Tendering stockholders whose shares are registered in their own names and who tender directly to Mellon Investor Services LLC, the depositary for the Offer, will not be obligated to pay brokerage fees or commissions or, except as set forth in instruction 6 to the letter of transmittal, stock transfer taxes on the purchase of shares by us under the Offer. If you own your shares through a bank, broker, dealer, trust company or other nominee and that person tenders your shares on your behalf, that person may charge you a fee for doing so. You should consult your bank, broker, dealer, trust company or other nominee to determine whether any charges will apply. We will pay all fees and expenses of Mellon Investor Services LLC, which is acting as the depositary for the Offer, and D. F. King & Co., Inc., which is acting as the information agent for the Offer, that are attributable to the Offer. See Section 14 of this Offer to Purchase, “Fees and Expenses.”

THE OFFER IS NOT CONDITIONED UPON THE RECEIPT OF FINANCING OR UPON ANY MINIMUM NUMBER OF SHARES BEING TENDERED. OUR OBLIGATION TO ACCEPT, AND PAY FOR, SHARES VALIDLY TENDERED PURSUANT TO THE OFFER IS CONDITIONED UPON SATISFACTION OR WAIVER OF THE CONDITIONS SET FORTH IN SECTION 12 OF THIS OFFER TO PURCHASE, “CONDITIONS TO THE OFFER.”

The Offer has not been reviewed by the Board of Directors or management of Tesoro. The Tesoro Board of Directors is required by law to communicate its views regarding the Offer to the Tesoro stockholders within ten business days from the date the Offer is commenced.

According to Tesoro’s Form 10-Q for the quarterly period ended September 30, 2007, there were 136,981,939 shares outstanding as of October 30, 2007.

Section 5 of this Offer to Purchase, “U.S. Federal Income Tax Consequences,” describes various United States federal income tax consequences of a sale of shares under the Offer.

THIS OFFER TO PURCHASE AND THE RELATED LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION THAT YOU SHOULD READ CAREFULLY BEFORE YOU MAKE ANY DECISION REGARDING THE OFFER.

THE TENDER OFFER

SECTION 1.    TERMS OF THE OFFER; PRORATION

Upon the terms of and subject to the conditions to the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), we will purchase up to 21,875,000 shares in the aggregate that are validly tendered prior to the expiration date (as hereinafter defined) and not withdrawn in accordance with Section 3 of this Offer to Purchase, “Withdrawal Rights,” at a price of $64.00 per share, net to the seller in cash. The term “expiration date” means 11:59 p.m., New York City time, on December 6, 2007, unless and until we, in our sole discretion, shall have extended the period of time during which the Offer is open, in which event the term “expiration date” will mean the latest time and date on which the Offer, as so extended by us, will expire. For purposes of this Offer, the term “business day” means any day other than Saturday, Sunday or any U.S. federal holiday consisting of the time period from 12:01 a.m. through 12:00 midnight, New York City time.

If more than 21,875,000 shares are validly tendered prior to the expiration date, and not withdrawn, we will, upon the terms and subject to the conditions of the Offer, purchase 21,875,000 shares on a pro rata basis (with adjustments to avoid purchases of fractional shares) based upon the number of shares validly tendered by the expiration date and not withdrawn. If proration of tendered shares is required, because of the difficulty of determining the precise number of shares properly tendered and not withdrawn, we do not expect to announce the final results of proration or pay for any shares until at least five New York Stock Exchange (the “NYSE”) trading days after the expiration date. Preliminary results of proration will be announced by press release as promptly as practicable. Holders of shares may obtain such preliminary information from the information agent at its telephone number on the back cover of this Offer to Purchase. All shares not accepted for payment due to an oversubscription will be returned to the stockholder or, in the case of tendered shares delivered by book-entry transfer, credited to the account at the book-entry transfer facility from which the transfer had previously been made, in each case, in accordance with the procedure described in Section 4 of this Offer to Purchase, “Acceptance for Payment and Payment.”

We reserve the right to increase or decrease the number of shares we are seeking in the Offer, subject to applicable laws and regulations as described below.

Subject to the terms of the applicable rules and regulations of the Securities and Exchange Commission (“SEC”), we reserve the right, but will not be obligated at any time and from time to time, and regardless of whether or not any of the events or facts set forth in Section 12 of this Offer to Purchase, “Conditions to the Offer,” shall have occurred, to:

•

extend the Offer beyond the then scheduled expiration date, and thereby delay acceptance for payment of and payment for any shares, by giving oral or written notice of that extension to the depositary; and

•	amend the Offer in any other respect by giving oral or written notice of that amendment to the depositary.

UNDER NO CIRCUMSTANCES WILL WE PAY INTEREST ON THE PURCHASE PRICE FOR TENDERED SHARES, REGARDLESS OF ANY EXTENSION OF OR AMENDMENT TO THE OFFER OR ANY DELAY IN PAYING FOR SUCH SHARES.

There can be no assurance that we will exercise our right to extend the Offer.

If by 11:59 p.m., New York City time, on Thursday, December 6, 2007 (or any date or time then set as the expiration date), any or all of the conditions to the Offer has or have not been satisfied or waived, we reserve the right (but shall not be obligated except as described in this Section 1), subject to the applicable rules and regulations of the SEC: (i) to terminate the Offer and not accept for payment or pay for any shares and return all tendered shares to tendering stockholders; (ii) to waive all the unsatisfied conditions and accept for payment and pay for all shares validly tendered prior to the expiration date and not theretofore withdrawn; (iii) to extend the Offer and, subject to the right of stockholders to withdraw shares until the expiration date, retain the shares that have been tendered during the period or periods for which the Offer is extended; or (iv) to amend the Offer. There will not be any subsequent offering period.

Any extension, waiver, amendment or termination will be followed as promptly as practicable by public announcement thereof. In the case of an extension, Rule 14e-l(d) under the Securities Exchange Act of 1934 (the “Exchange Act”) requires that the announcement be issued no later than 9:00 a.m., Eastern time, on the next business day after the previously scheduled expiration date in accordance with the public announcement requirements of Rule 14d-4(d) under the Exchange Act. Subject to applicable law (including Rules 14d-4(d) and 14d-6(c) under the Exchange Act, which require that any material change in the information published, sent or given to stockholders in connection with the Offer be promptly disseminated to stockholders in a manner reasonably designed to inform stockholders of such change) and without limiting the manner in which we may choose to make any public announcement, we will not have any obligation to publish, advertise or otherwise communicate any such public announcement other than by issuing a press release.

If we extend the Offer, we are delayed in accepting for payment or paying for shares, or we are unable to accept for payment or pay for shares pursuant to the Offer for any reason, then, without prejudice to our rights under the Offer, the depositary may, on our behalf, retain all shares tendered. Such tendered shares may not be withdrawn except as provided in Section 3 of this Offer to Purchase, “Withdrawal Rights.” Our reservation of the right to delay acceptance for payment of or payment for shares is subject to applicable law, which requires that we pay the consideration offered or return the shares deposited by or on behalf of stockholders promptly after the termination or withdrawal of the Offer.

If we make a material change in the Offer, or if we waive a material condition to the Offer, we will extend the Offer to the extent required by Rules 14d-4(d), 14d-6(c) and 14e-1 under the Exchange Act. The minimum period during which the Offer must remain open following material changes in its terms or the information concerning it, other than a change in price or the percentage of securities sought, will depend on the facts and circumstances then existing, including the materiality of the changed terms or information.

If we decide, in our sole discretion, to increase or decrease the consideration offered in the Offer or to change the percentage of shares we are seeking in the Offer, and if, at the time that notice of any such changes is first published, sent or given to holders of shares, the Offer is scheduled to expire at any time earlier than the tenth business day after (and including) the date of such notice, then the Offer will be extended at least until the expiration of such period of ten business days. If, however, we increase the number of shares we are seeking under the Offer by not more than two percent of the outstanding shares, then pursuant to Rule 14e-1(b) under the Exchange Act, we would not be required to extend the expiration date of the Offer.

We will promptly furnish, at our expense, this Offer to Purchase, the related letter of transmittal and other relevant materials to those record holders of shares, beneficial owners, banks, brokers, dealers, trust companies and other persons who request such material from our information agent.

SECTION 2.    PROCEDURE FOR TENDERING SHARES

Valid Tender. For a stockholder to validly tender shares under the Offer (i) the depositary must receive, at one of the addresses set forth on the back cover of this Offer to Purchase and prior to the expiration date of the Offer:

•

a letter of transmittal, or a facsimile thereof, properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message (see “—Book-Entry Transfer” below), and any other required documents; and

•

either certificates representing the tendered shares or, in the case of tendered shares delivered in accordance with the procedures for book-entry transfer we describe below, a book-entry confirmation of that delivery (see “—Book-Entry Transfer” below); or

(ii) the tendering stockholder must, before the expiration date of the Offer, comply with the guaranteed delivery procedures we describe below.

The valid tender of shares by you by one of the procedures described in this Section 2 will constitute a binding agreement between you and us on the terms of, and subject to the conditions to, the Offer.

Book-Entry Transfer. For purposes of the Offer, the depositary will establish an account for the shares at The Depository Trust Company (the “book-entry transfer facility”) within two business days after the date of this Offer to Purchase. Any financial institution that is a participant in the book-entry transfer facility’s system may make book-entry delivery of shares by causing the book-entry transfer facility to transfer those shares into the depositary’s account in accordance with the book-entry transfer facility’s procedures for that transfer. Although delivery of shares may be effected through book-entry transfer into the depositary’s account at the book-entry transfer facility, the letter of transmittal, or a facsimile thereof, properly completed and duly executed, with any required signature guarantees, or an agent’s message, and any other required documents must, in any case, be transmitted to, and received by, the depositary at one of the addresses set forth on the back cover of this Offer to Purchase prior to the expiration date, or the tendering stockholder must comply with the guaranteed delivery procedures we describe below.

The confirmation of a book-entry transfer of shares into the depositary’s account at the book-entry transfer facility as we describe above is referred to herein as a “book-entry confirmation.” DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY’S PROCEDURES WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

The term “agent’s message” means a message transmitted by the book-entry transfer facility to, and received by, the depositary and forming a part of a book-entry confirmation, stating that the book-entry transfer facility has received an express acknowledgment from the participant tendering shares through the book-entry transfer facility that the participant has received and agrees to be bound by the terms of the letter of transmittal and that we may enforce that agreement against that participant.

THE METHOD OF DELIVERY OF SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF YOU PLAN TO MAKE DELIVERY BY MAIL, WE RECOMMEND THAT YOU DELIVER BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND OBTAIN PROPER INSURANCE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Signature Guarantees. No signature guarantee will be required on a letter of transmittal for shares tendered thereby if:

•

the “registered holder(s)” of those shares signs that letter of transmittal and has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on that letter of transmittal; or

•	those shares are tendered for the account of an “eligible institution.”

For purposes hereof, a “registered holder” of tendered shares will include any participant in the book-entry transfer facility’s system whose name appears on a security position listing as the owner of those shares, and an “eligible institution” is a “financial institution,” which term includes most commercial banks, savings and loan associations and brokerage houses, that is a participant in any of the following: (i) the Securities Transfer Agents Medallion Program; (ii) the New York Stock Exchange, Inc. Medallion Signature Program; or (iii) the Stock Exchange Medallion Program.

Except as we describe above, all signatures on any letter of transmittal for shares tendered thereby must be guaranteed by an eligible institution. See instructions 1 and 5 to the letter of transmittal. If the certificates for shares are registered in the name of a person other than the signer of the letter of transmittal, or if payment is to be made or certificates for shares not tendered or not accepted for payment are to be returned to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed as aforesaid. See instructions 1 and 5 to the letter of transmittal.

Guaranteed Delivery. If you wish to tender shares under the Offer and your certificates for shares are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the depositary prior to the expiration date, your tender may be effected if all the following conditions are met:

•	your tender is made by or through an eligible institution;

•

a properly completed and duly executed notice of guaranteed delivery, substantially in the form we provide, is received by the depositary, as provided below, prior to the expiration date of the Offer; and

•

the depositary receives, at one of the addresses set forth on the back cover of this Offer to Purchase and within the period of three trading days after the date of execution of that notice of guaranteed delivery, either: (i) the certificates representing the shares being tendered together with (1) a letter of transmittal, or a facsimile thereof, relating thereto which has been properly completed and duly executed and includes all signature guarantees required thereon, and (2) all other required documents; or (ii) in the case of any book-entry transfer of the shares being tendered which is effected in accordance with the book-entry transfer procedures we describe above under “—Book-Entry Transfer” within the same three-trading day period (1) either a letter of transmittal, or a facsimile thereof, relating thereto which has been properly completed and duly executed and includes all signature guarantees required thereon or an agent’s message, (2) a book-entry confirmation relating to that transfer, and (3) all other required documents.

For these purposes, a “trading day” is any day on which the NYSE is open for business.

A notice of guaranteed delivery must be delivered to the depositary by hand, facsimile transmission or mail and must include a guarantee by an eligible institution in the form set forth in the notice of guaranteed delivery that is to be delivered to the depositary.

Other Requirements. Notwithstanding any other provision hereof, payment for shares accepted for payment under the Offer will in all cases be made only after timely receipt by the depositary of:

•	certificates representing, or a timely book-entry confirmation respecting, those shares;

•

a letter of transmittal, or a facsimile thereof, properly completed and duly executed, with any required signature guarantees thereon, or, in the case of a book-entry transfer, an agent’s message in lieu of a letter of transmittal; and

•	any other documents the letter of transmittal requires.

Accordingly, tendering stockholders may be paid at different times depending on when certificates representing, or book-entry confirmations respecting, their shares are actually received by the depositary.

UNDER NO CIRCUMSTANCES WILL WE PAY INTEREST ON THE PURCHASE PRICE OF THE SHARES WE PURCHASE IN THE OFFER, REGARDLESS OF ANY EXTENSION OF OR AMENDMENT TO THE OFFER OR ANY DELAY IN MAKING THAT PAYMENT.

Appointment. By executing a letter of transmittal, or a facsimile thereof, or, in the case of a book-entry transfer, by delivery of an agent’s message in lieu of a letter of transmittal, you will irrevocably appoint our designees as your attorneys-in-fact and proxies in the manner the letter of transmittal sets forth, each with full power of substitution, to the full extent of your rights with respect to the shares tendered by you and accepted for payment by us and with respect to any and all other shares and other securities or rights issued or issuable in respect of such shares on or after the date of this Offer to Purchase. All these proxies will be considered coupled with an interest in the tendered shares and additional securities attributable thereto. This appointment will be effective when, and only to the extent that, we accept for payment shares tendered by you as provided herein. On that appointment, all prior powers of attorney, proxies and consents you have given with respect to the shares tendered by you and accepted for payment by us and all additional securities attributable thereto will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given by you or on your behalf (and, if given, will not be effective). Our designees will thereby be empowered to exercise all your voting and other rights with respect to those shares and additional securities attributable thereto that you may have in respect of any annual, special or adjourned meeting of Tesoro’s stockholders, actions by written consent without any such meeting or otherwise, as our designees in their sole discretion deem proper.

Tendering Stockholder’s Representation and Warranty; Tracinda’s Acceptance Constitutes an Agreement. It is a violation of Rule 14e-4 promulgated under the Exchange Act for a person acting alone or in concert with others, directly or indirectly, to tender shares for such person’s own account unless at the time of tender and at the expiration date such person has a “net long position” in (a) the shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such shares for the purpose of tendering to us within the period specified in the Offer or (b) other securities immediately convertible into, exercisable for or exchangeable into shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such shares so acquired for the purpose of tender to us within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of shares made pursuant to any method of delivery set forth herein will constitute the tendering stockholder’s representation and warranty to us that (a) such stockholder has a “net long position” in shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (b) such tender of shares complies with Rule 14e-4. Our acceptance for payment of shares tendered pursuant to the Offer will constitute a binding agreement between the tendering stockholder and us upon the terms and subject to the conditions of the Offer.

Determination of Validity. We will decide, in our sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares, and each such decision will be final and binding. We reserve the absolute right to reject any or all tenders we determine not to be in proper form or the acceptance for payment of, or payment for, shares which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any defect or irregularity in the tender of any shares of any particular stockholder whether or not we waive similar defects or irregularities in the case of other stockholders. No tender of shares will be deemed to have been validly made until all defects or irregularities relating thereto have been cured or waived. None of us, the depositary, the information agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Our interpretation of the terms of and conditions to the Offer, including the letter of transmittal and the instructions thereto, will be final and binding. By tendering shares to us you agree to accept all decisions we make concerning these matters and waive any right you might otherwise have to challenge those decisions.

Backup U.S. Federal Income Tax Withholding. Under the U.S. federal income tax laws, payments in connection with the transaction may be subject to “backup withholding” at a rate of 28%, unless a stockholder that holds shares:

•	provides a correct taxpayer identification number (which, for an individual stockholder, is the stockholder’s social security number) and any other required information; or

•	is a corporation or other exempt payee and, when required, demonstrates this fact and otherwise complies with the applicable requirements of the backup withholding rules.

A stockholder that does not provide a correct taxpayer identification number may be subject to penalties imposed by the Internal Revenue Service. To prevent backup U.S. federal income tax withholding with respect to cash payable under the Offer, a stockholder should provide the depositary with his or her correct taxpayer identification number and certify that he or she is not subject to or is exempt from backup U.S. federal income tax withholding by completing the Substitute Internal Revenue Service Form W-9 included in the letter of transmittal. Noncorporate foreign stockholders should complete and sign the appropriate Internal Revenue Service Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the depositary, in order to avoid backup withholding. See instruction 9 to the letter of transmittal. Backup withholding is not an additional tax. Any amount withheld from a payment to you under the backup withholding rules is allowable as a refund or credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the Internal Revenue Service. You should consult your tax advisor regarding qualifications for exemption from backup withholding and the procedure for obtaining such an exemption.

Lost Certificates. If the share certificates which a registered holder wants to surrender have been lost, destroyed or stolen, the stockholder should promptly notify Tesoro’s transfer agent, American Stock Transfer & Trust Company at the toll-free number (800) 937-5449. The transfer agent will instruct the stockholder as to the steps that must be taken in order to replace the certificates.

WE WILL DECIDE, IN OUR REASONABLE DISCRETION, ALL QUESTIONS AS TO THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR PAYMENT OF ANY TENDER OF SHARES, AND EACH SUCH DECISION WILL BE FINAL AND BINDING ON ALL PARTIES.

SECTION 3.    WITHDRAWAL RIGHTS

Except as this Section 3 otherwise provides, tenders of shares are irrevocable. You may withdraw shares that you have previously tendered under the Offer according to the procedures we describe below at any time prior to the expiration date and you may also withdraw your previously tendered shares at any time after January 6, 2008, unless such shares have been accepted for payment as provided in the Offer.

For a withdrawal to be effective, a written notice of withdrawal must:

•	be received in a timely manner by the depositary at one of its addresses set forth on the back cover of this Offer to Purchase; and

•

specify the name of the person having tendered the shares to be withdrawn, the number of shares to be withdrawn and the name of the registered holder of the shares to be withdrawn, if different from the name of the person who tendered the shares.

If certificates for shares have been delivered or otherwise identified to the depositary, then, prior to the physical release of those certificates, the serial numbers shown on those certificates must be submitted to the depositary and, unless an eligible institution has tendered those shares, an eligible institution must guarantee the signatures on the notice of withdrawal.

If shares have been delivered in accordance with the procedures for book-entry transfer described in Section 2 of this Offer to Purchase, “Procedure for Tendering Shares,” any notice of withdrawal must also specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn shares and otherwise comply with the book-entry transfer facility’s procedures.

Withdrawals of tenders of shares may not be rescinded, and any shares properly withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. Withdrawn shares may be retendered at any time prior to the expiration date by again following one of the procedures described in Section 2 of this Offer to Purchase, “Procedure for Tendering Shares.”

We will decide, in our sole discretion, all questions as to the form and validity, including time of receipt, of notices of withdrawal, and each such decision will be final and binding. We also reserve the absolute right to waive any defect or irregularity in the withdrawal of shares by any stockholder, whether or not we waive similar defects or irregularities in the case of any other stockholder. None of us, the depositary, the information agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

SECTION 4.    ACCEPTANCE FOR PAYMENT AND PAYMENT

On the terms of and subject to the conditions to the Offer, including, if we extend or amend the Offer, the terms and conditions of any such extension or amendment, we will accept for payment and will pay promptly after the expiration date for all shares validly tendered prior to the expiration date and not properly withdrawn in accordance with Section 3 of this Offer to Purchase, “Withdrawal Rights,” up to a maximum of 21,875,000 shares. We will decide, in our reasonable discretion, all questions as to the satisfaction of those terms and conditions, and each such decision will be final and binding. See Sections 1 and 12 of this Offer to Purchase, “Terms of the Offer; Proration” and “Conditions to the Offer.” We expressly reserve the right, in our sole discretion, to delay acceptance for payment of or payment for shares until satisfaction of all conditions to the offer relating to governmental or regulatory approvals. We will effect any such delays in compliance with Exchange Act Rule 14e-1(c), which relates to the obligation of a bidder to pay for or return tendered securities promptly after the termination or withdrawal of its offer.

In all cases, we will pay for shares we have accepted for payment under the Offer only after timely receipt by the depositary of:

•	certificates representing, or a timely book-entry confirmation respecting, those shares;

•	a letter of transmittal, or a facsimile thereof, properly completed and executed with any required signatures thereon or, in the case of a book-entry transfer, an agent’s message; and

•	any other documents the letter of transmittal requires.

Accordingly, tendering stockholders may be paid at different times depending on when certificates for shares or book-entry confirmations respecting shares are actually received by the depositary.

For purposes of the Offer, we will be deemed to have accepted for payment, and thereby purchased, shares properly tendered to us and not withdrawn, if and when we give oral or written notice to the depositary of our acceptance for payment of those shares. On the terms of and subject to the conditions to the Offer, we will pay for shares we have accepted for payment under the Offer by depositing the purchase price therefor with the depositary. The depositary will act as agent for tendering stockholders for the purpose of receiving payment from us and transmitting payment to tendering stockholders whose shares we have accepted for payment.

UNDER NO CIRCUMSTANCES WILL WE PAY INTEREST ON THE PURCHASE PRICE FOR TENDERED SHARES, REGARDLESS OF ANY EXTENSION OF OR AMENDMENT TO THE OFFER OR ANY DELAY IN PAYING FOR THOSE SHARES. If we are delayed in our acceptance for payment of, or payment for, shares or we are unable to accept for payment, or pay for, shares under the Offer for any reason, then, without prejudice to our rights under the Offer, but subject to our compliance with Exchange Act Rule 14e-1(c), the depositary nevertheless may retain tendered shares on our behalf and those shares may not be withdrawn except to the extent tendering stockholders are entitled to exercise, and duly exercise, the withdrawal rights described in Section 3 of this Offer to Purchase, “Withdrawal Rights.”

If we do not purchase any tendered shares under the Offer for any reason, then, as promptly as practicable following the expiration or termination of the Offer and at no expense to tendering stockholders:

•	the depositary will return certificates it has received respecting tendered shares to the person who delivered those certificates to the depositary; and

•

in the case of tendered shares delivered by book-entry transfer into the depositary’s account at the book-entry transfer facility in accordance with the procedures described in Section 2 of this Offer to Purchase, “Procedure for Tendering Shares,” those shares will be credited to the account at the book-entry transfer facility from which that transfer had been previously made.

SECTION 5.    U.S. FEDERAL INCOME TAX CONSEQUENCES

The following summary is a description of certain United States federal income tax consequences relating to the participation by a Tesoro stockholder in the Offer. If you are considering participating in the Offer, you should consult your own tax advisor regarding the application of United States federal income tax laws, as well as the application of any state, local or foreign tax laws, to your particular situation.

Taxable Transaction. Your receipt of cash for shares in our transaction will be a taxable transaction for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”), and also may be a taxable transaction under applicable state, local or foreign income or other tax laws.

Generally, for U.S. federal income tax purposes, you will recognize gain or loss equal to the difference between the amount of cash you receive in the Offer and your adjusted tax basis in the shares for which you received that cash. Gain or loss will be calculated separately for each block of shares tendered and purchased under the Offer.

If you hold shares as capital assets, the gain or loss you recognize will be capital gain or loss, which will be long-term capital gain or loss if your holding period for the shares exceeds one year. If you are an individual, long-term capital gains will be subject to a maximum federal income tax rate of 15% (5% for individuals in the 10% or 15% tax bracket). Under present law, the ability to use capital losses to offset ordinary income is limited. You should consult your tax advisor in this regard.

The foregoing discussion may not be applicable with respect to (1) shares received on the exercise of employee stock options or otherwise as compensation or (2) holders of shares who are subject to special tax treatment under the Code, such as non-U.S. persons, life insurance companies, tax-exempt organizations, employee benefit plans and financial institutions. In addition, the foregoing discussion may not apply to a holder of shares in light of such holder’s individual circumstances, such as holding shares as a dealer in securities or foreign currency or as a hedge or as part of a straddle or a hedging, constructive sale, integrated or other risk-reduction transaction. We base this discussion on present law, which is subject to change, possibly with retroactive effect, and any such change could affect the continuing validity of this discussion. This discussion does not address the effect of any applicable state, local or foreign tax laws.

THE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS BASED ON THE LAW IN EFFECT ON THE DATE HEREOF. WE URGE YOU TO CONSULT YOUR TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES OF THE OFFER TO YOU, INCLUDING THE APPLICATION AND EFFECT OF THE ALTERNATIVE MINIMUM TAX AND OF ANY STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF ANY CHANGES IN U.S. FEDERAL OR OTHER APPLICABLE TAX LAWS.

Backup Withholding. In general, some stockholders may be subject to backup withholding at a 28% rate on cash payments they receive under the Offer unless certain information is provided to the depositary or an exemption applies. See Section 2 of this Offer to Purchase, “Procedure for Tendering Shares.”

SECTION 6.    PRICE RANGE OF THE SHARES; DIVIDENDS

According to its Annual Report on Form 10-K for the year ended December 31, 2006, Tesoro lists its common stock on the New York Stock Exchange (the “NYSE”) under the trading symbol “TSO.” The following table sets forth the high and low sale prices of the shares as reported on the NYSE, based on published financial sources and the quarterly dividends declared with respect to the shares for the last two years, in each case, as adjusted for a 2-for-1 stock split effective in June 2007.

	2007 Quarters
	1st	2nd	3rd	4th (through November 6)
Cash dividends per share	$0.05	$0.10	$0.10	$0.10	[1]
Price range of the shares High	$51.40	$64.65	$62.00	$65.98
Low	$31.03	$50.18	$42.64	$45.40

	2006 Quarters
	1st	2nd	3rd	4th
Cash dividends per share	$0.05	$0.05	$0.05	$0.05
Price range of the shares High	$36.99	$37.87	$38.40	$36.55
Low	$28.84	$30.16	$26.48	$27.33

	2005 Quarters
	1st	2nd	3rd	4th
Cash dividends per share	$—	$0.03	$0.03	$0.05
Price range of the shares High	$19.10	$24.94	$35.91	$34.65
Low	$14.13	$17.03	$23.06	$26.02

1.	On October 30, 2007 Tesoro declared a $.10 per share dividend payable on December 17, 2007 to stockholders of record on December 3, 2007.

On October 25, 2007, which was the last full trading day before our intention to make the Offer was announced, the last reported sales price of the shares reported by the NYSE was $57.20. On November 6, 2007, which was the last full trading day before commencement of the Offer, the last reported sales price of the shares reported by the NYSE was $59.13 per share. We urge stockholders to obtain a current market price for the shares.

SECTION 7.    EFFECT OF THE OFFER ON THE MARKET FOR THE SHARES

If we purchase the maximum number of shares in the Offer, following consummation of the Offer we will own approximately 20% of the outstanding shares. However, although our purchase of shares under the Offer may reduce the total number of stockholders, we do not believe our purchase will have a material adverse effect on the liquidity or value of the shares.

SECTION 8.    INFORMATION CONCERNING TESORO CORPORATION

General. Tesoro is a Delaware corporation. Its executive offices are located at 300 Concord Plaza Drive, San Antonio, Texas 78216-6999, and its telephone number at that address is (210) 828-8484.

Available Information. Tesoro is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports relating to its business, financial condition and other matters. Tesoro must disclose in its proxy statements distributed to Tesoro’s stockholders and filed with the SEC information as of particular dates concerning its directors and officers, their remuneration, stock options and other matters, the principal holders of its securities and any material interest of those persons in transactions with Tesoro. That information is available for inspection at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, DC 20549. You can obtain copies of that information by mail, upon payment of the SEC’s customary charges, by writing to the SEC’s principal office at 450 Fifth Street, N.W., Washington, DC 20549. The SEC also maintains a web site that contains reports, proxy statements and other information regarding registrants that file electronically with it. You can find those reports, proxy statements and other information on the SEC’s web site, http://www.sec.gov.

Except as otherwise stated herein, the information concerning Tesoro contained herein has been taken from or based on publicly available documents on file with the SEC and other publicly available information. Although we do not have any knowledge that any such information is untrue, we take no responsibility for the accuracy or completeness of that information or for any failure by Tesoro to disclose events that may have occurred and may affect the significance or accuracy of any such information but that are unknown to us.

SECTION 9.    INFORMATION CONCERNING THE PURCHASER AND ITS AFFILIATES

General. Tracinda is a privately held Nevada corporation wholly owned by Mr. Kerkorian. Tracinda’s principal business is buying, selling and holding selected equity securities.

Mr. Kerkorian has served as Chief Executive Officer, President and sole director and stockholder of Tracinda for more than the past five years. Mr. Kerkorian currently beneficially owns, through Tracinda, 5.5 million shares or approximately 4% of the outstanding shares.

In addition, Mr. Kerkorian serves on the board of directors of MGM MIRAGE, a Delaware corporation which is principally engaged in the lodging and gaming business. Mr. Kerkorian currently beneficially owns, through Tracinda, 153,837,330 shares of common stock of MGM MIRAGE or approximately 51.3% of such outstanding common stock. Stockholders can find additional information about MGM MIRAGE, which is subject to the informational requirements of the Exchange Act, at http://www.mgmmirage.com and http://www.sec.gov.

Tracinda’s other executive officer is Anthony L. Mandekic, who serves as Secretary and Treasurer. Mr. Mandekic’s principal occupation or employment is, and has been for more than five years, serving as Secretary and Treasurer of Tracinda.

Mr. Kerkorian and Mr. Mandekic are both United States citizens.

The principal office of Tracinda, Mr. Kerkorian and Mr. Mandekic is located at 150 South Rodeo Drive, Suite 250, Beverly Hills, California, 90212, (310) 271-0638. As a result of his ownership of Tracinda, Mr. Kerkorian beneficially owns the 5.5 million shares held by Tracinda. Mr. Kerkorian has not engaged in any transaction in Tesoro shares in the last 60 days other than through Tracinda. Mr. Mandekic beneficially owns 55 Tesoro shares and has not engaged in any transaction in Tesoro shares in the last 60 days.

The number of shares beneficially owned by Tracinda and the percentage of outstanding shares represented thereby have been computed in accordance with Rule 13d-3 under the Exchange Act.

Purchases of Shares. Tracinda currently owns an aggregate of 5.5 million shares. Tracinda acquired such shares in the third quarter of 2007. Tracinda’s purchase prices for such shares ranged from $46.35 to $57.43 per share. The average price per share paid by Tracinda for shares currently owned was approximately $52.23. In addition, during the third quarter of 2007 Tracinda purchased and sold 655,249 shares. Tracinda’s purchase prices for such shares ranged from $45.78 to $52.25 per share and its sale prices for such shares ranged from $53.40 to $55.69 per share.

The table included in Appendix A sets forth transactions in shares by Tracinda during the past 60 days. All such transactions were effected in the open market.

Financial Condition. Tracinda does not maintain, and accordingly does not have available, audited financial statements prepared according to generally accepted accounting principles. From time to time, Tracinda submits financial information to banks and governmental authorities, including gaming regulators, which reflect Tracinda’s investment securities at their then current market value. Based on such methodology, as of October 31, 2007, Tracinda had total assets of $15.445 billion and stockholder’s equity of $15.432 billion.

SECTION 10.    SOURCE AND AMOUNT OF FUNDS

If we purchase 21,875,000 shares pursuant to the Offer at $64.00 per share, our aggregate cost will be $1.4 billion, not including fees and expenses which are estimated to be approximately $1.2 million. See Introduction and Section 1 of this Offer to Purchase, “Terms of the Offer; Proration.” The Offer is not conditioned on any financing arrangements.

Tracinda will fund its purchase of the 21,875,000 shares sought in the Offer from approximately $1.0 billion of cash and cash equivalents on hand, as well as approximately $400 million in bank financing.

Tracinda has agreed to a commitment letter for a senior secured revolving credit facility with Bank of America, N.A., as agent, and Bank of America Securities LLC, as sole lead arranger and book manager, pursuant to which Tracinda will be permitted to borrow up to $600 million. Amounts outstanding under the credit facility will bear interest, at Trancinda’s option, at either the base rate announced from time to time by Bank of America or .75% above LIBOR and will mature after three years. Amounts outstanding under the credit facility will initially be unsecured. Tracinda will agree not to pledge its Tesoro shares and (subject to any regulatory approvals) its MGM MIRAGE shares. At such time as the amount outstanding under the credit facility exceeds $200 million, Tracinda will grant a first priority security interest in its Tesoro shares as collateral for the loan. Tracinda will not be required to pledge its MGM MIRAGE shares, but may do so to increase the borrowing base under the loan. The loan will contain customary covenants and conditions and is subject to the preparation of definitive documentation. There can be no assurance that Tracinda will enter into the loan. Tracinda does not have any contingent financing plans if the loan is not consummated. Tracinda does not have any plans or arrangements to refinance or repay this loan. The Offer is not contingent on financing.

SECTION 11.    BACKGROUND AND PURPOSE OF THE OFFER; PLANS FOR TESORO

Background. In October 2007, Tracinda commenced purchasing shares in the open market. Tracinda believes that the fundamentals of the petroleum refining industry make it an attractive area for investment. Tracinda has chosen to invest in Tesoro because Tracinda believes that the Company is well positioned within the industry and has a management team that is effectively executing its strategic plan. Tracinda currently owns an aggregate of 5.5 million shares, which it acquired in the open market through October 25, 2007.

On October 26, 2007, Tracinda issued a press release announcing its intent to commence this Offer.

On the morning of October 26, 2006, Daniel Taylor, an executive of Tracinda, called Bruce Smith, Chairman of the Board of Directors, President and Chief Executive Officer of Tesoro to inform him of the press release. Mr. Smith was not available but shortly thereafter Mr. Smith returned the call and spoke with Mr. Taylor.

On October 29, 2007, Bruce Smith and Gregory Wright, Executive Vice President and Chief Administrative Officer of Tesoro, met with Kirk Kerkorian, Daniel Taylor and Terry Christensen, an advisor and counsel to Tracinda, in Las Vegas, Nevada. At the meeting Mr. Kerkorian informed Messrs. Smith and Wright that Tracinda was impressed with the company and intended to be a long term investor and supportive of Tesoro. Mr. Smith stated that he welcomed the opportunity to meet with Mr. Kerkorian and that he viewed Tracinda’s offer as an endorsement of management’s efforts to execute Tesoro’s business plan and that Tesoro’s Board of Directors would thoroughly review Tracinda’s offer before making a recommendation to stockholders.

On November 1, 2007, Daniel Taylor spoke by telephone with Bruce Smith regarding the timing of Tracinda’s previously announced tender offer.

On November 6, 2007, Daniel Taylor called Bruce Smith and informed him that Tracinda would commence its previously announced tender offer on November 7, 2007.

Purpose. We are acquiring the shares because we believe it is an attractive investment. We may retain consultants to assist us in monitoring and evaluating our investment. Depending on our continuing evaluation of the business and prospects for Tesoro, and other factors, including business and market conditions, we may, from time to time, subsequent to the expiration of the Offer, acquire additional shares or dispose of some or all of our shares or may continue to hold the shares. Tracinda does not have any current plans, proposals or negotiations that relate to or would result in: (1) any extraordinary transaction, such as a merger, reorganization or liquidation involving Tesoro or any of its subsidiaries; (2) any purchase, sale or transfer of a material amount of assets of Tesoro or any of its subsidiaries; (3) any material change in the present dividend rate or policy, or indebtedness or capitalization of Tesoro; (4) any change in the present board of directors or management of Tesoro including, but not limited to, any plans or proposals to change the number or the term of directors or to fill any existing vacancies on the board or to change any material term of the employment contract of any executive officer; (5) any other material change in Tesoro’s corporate structure or business; (6) any class of equity securities of Tesoro to be delisted from a national securities exchange or cease to be authorized to be quoted in an automated quotations system operated by a national securities association; (7) any class of equity securities of Tesoro becoming eligible for termination or registration under Section 12(g)(4) of the Exchange Act; (8) the suspension of the Tesoro’s obligation to file reports under Section 15(d) of the Exchange Act; (9) the acquisition by any person of additional securities of Tesoro or the disposition of securities of Tesoro; or (10) any changes in Tesoro’s charter, bylaws or other government instruments or other actions that could impede the acquisition of control of Tesoro.

SECTION 12.    CONDITIONS TO THE OFFER

Notwithstanding any other term of the Offer, we shall not be required to accept for payment or, subject to any applicable rules and regulations of the SEC, including Exchange Act Rule 14e-l(c) (which relates to our obligation to pay for or return tendered shares promptly after the termination or withdrawal of the Offer), to pay for, and may postpone the acceptance for payment of and payment for, shares tendered, and we may amend the Offer or terminate the Offer and not accept for payment any tendered shares if at any time prior to the expiration of the Offer any of the following events shall occur:

(a) there shall have occurred (i) any general suspension of, or general limitation on prices for, or trading in, securities on any national securities exchange in the United States or in the over-the-counter market, (ii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or any limitation (whether or not mandatory) by any governmental agency or authority on, or any other event that, in our reasonable judgment, would adversely affect, the extension of credit by banks or other financial institutions, (iii) a 10% change in United States or any other currency exchange rates or a suspension of or limitation on the markets therefor, (iv) the commencement or escalation of a war, armed hostilities or other similar national or international calamity directly or indirectly involving the United States, (v) a 10% decrease in the market price for the shares or in the general level of market prices for equity securities in the United States, or (vi) in the case of any of the foregoing existing at the time of the commencement of the Offer, in our reasonable judgment, a material acceleration or worsening thereof;

(b) any change (or condition, event or development involving a prospective change) shall have occurred or been threatened in the business, properties, assets, liabilities, capitalization, stockholders’ equity, financial condition, operations, licenses, results of operations or prospects of Tesoro or any of its subsidiaries or affiliates that, in our reasonable judgment, has a materially adverse effect on Tesoro or us or any of our or Tesoro’s subsidiaries or affiliates, or we shall have become aware of any fact that, in our reasonable judgment, will have a material adverse effect on the value of the shares;

(c) legislation amending the Code has been passed by either the U.S. House of Representatives or the Senate or becomes pending before the U.S. House of Representatives or the Senate or any committee thereof, the effect of which, in our reasonable judgment, would be to change the tax consequences of the transaction contemplated by the Offer in any manner that would materially adversely affect us or any of our affiliates;

(d) there shall be threatened, instituted, or pending any action, proceeding, application or counterclaim by or before any court or governmental, administrative or regulatory agency or authority, domestic or foreign, or any other person or tribunal, domestic or foreign, which (i) challenges or seeks to challenge, restrain or prohibit the making of the Offer, the acquisition by us of the shares, or any other matter directly or indirectly relating to the Offer, or seeks to obtain any material damages or otherwise directly or indirectly relating to the transactions contemplated by the Offer, (ii) seeks to make the purchase of, or payment for, some or all of the shares pursuant to the Offer illegal or results in a delay in our ability to accept for payment or pay for some or all of the shares, (iii) seeks to impose limitations on our ability (or any affiliate of ours) to acquire or hold or to exercise full rights of ownership of the shares, including, but not limited to, the right to the shares purchased by us on all matters properly presented to the Tesoro stockholders, (iv) might result, in our reasonable judgment, in a limitation of the benefits expected to be derived by us as a result of the transactions contemplated by the Offer or the value of the shares to us, (v) otherwise could materially adversely affect the business, properties, assets, liabilities, capitalization, stockholders’ equity, financial condition, operations, licenses, results of operations or prospects of Tesoro or any of its subsidiaries or affiliates, or (vi) otherwise directly or indirectly relates to the Offer or which otherwise, in our reasonable judgment, might adversely affect us, Tesoro or any of our or Tesoro’s subsidiaries or affiliates or the value of the shares;

(e) any action shall have been taken or any statute, rule, regulation, judgment, decree, injunction or order (preliminary, permanent or otherwise) shall have been proposed, sought, enacted, entered, promulgated, enforced or deemed to be applicable to the Offer or us or Tesoro or any of our or Tesoro’s subsidiaries or affiliates by any court, government or governmental agency or other regulatory or administrative authority, domestic or foreign, which, in our reasonable judgment, (i) indicates that any approval or other action of any such court, agency or authority may be required in connection with the Offer or the purchase of shares thereunder, (ii) would prohibit, restrict or delay consummation of the Offer or materially impair the contemplated benefits to us thereof, including the exercise of voting or other stockholder rights with respect to the shares purchased pursuant to the Offer or the receipt of any distributions or other benefits of ownership of the purchased shares to which owners of shares are entitled generally, or (iii) otherwise would reasonably be expected to materially adversely affect the business, properties, assets, liabilities, capitalization, stockholders’ equity, financial condition, operations, licenses, results of operations or prospects of us or Tesoro or any of our or Tesoro’s subsidiaries or affiliates;

(f) any tender or exchange offer for any shares of the capital stock of Tesoro shall have been made or publicly proposed to be made by another person, or shall have been publicly disclosed or we shall have learned that (i) any person, entity or “group” (as that term is used in Section 13(d)(3) of the Exchange Act) shall have acquired, or proposed to acquire, more than five percent of any class or series of capital stock of Tesoro (including the shares), or shall have been granted any option or right, conditional or otherwise, to acquire more than five percent of any class or series of capital stock of Tesoro (including the shares) other than acquisitions for bona fide arbitrage purposes and other than acquisitions by any person, entity or group which has publicly disclosed such ownership in a Schedule 13D or 13G (or an amendment thereto on file with the SEC on or prior to November 6, 2007), (ii) any such person, entity or group which has publicly disclosed such ownership prior to such date shall have acquired or proposed to acquire more than one percent of any class or series of capital stock of Tesoro (including the shares) or shall have been granted any option or right to acquire more than one percent of any class or series of capital stock of Tesoro (including the shares), (iii) any new group shall have been formed which beneficially owns more than five percent of any class or series of capital stock of Tesoro (including the shares), (iv) any such person, entity or group shall have entered into a definitive agreement or an agreement in principle or made a proposal with respect to a tender offer or exchange offer for any shares or other business combination with or involving Tesoro or (v) any person shall have filed a Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or made a public announcement reflecting an intent to acquire Tesoro or assets or securities of Tesoro;

(g) any approval, permit, authorization, favorable review or consent of any governmental, administrative or regulatory entity, agency or authority with jurisdiction over the Offer, Tracinda or Tesoro shall not have been obtained on terms satisfactory to us in our reasonable discretion; or

(h) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has not expired or terminated prior to the expiration of the Offer;

which, in our reasonable judgment, in any such case, and regardless of the circumstances (including any action or inaction by us) giving rise to any such condition, makes it inadvisable to proceed with the Offer and/or with such acceptance for payment or payment.

All the foregoing conditions are for our sole benefit and may be asserted by us regardless of the circumstances giving rise to such condition (including any action or inaction by Tesoro) or may be waived by us in whole or in part at any time and from time to time prior to the expiration of the Offer in our reasonable discretion. Our failure at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by us concerning the events described in this Section 12 will be final and binding upon all parties.

SECTION 13.    LEGAL MATTERS

Except as described in this Section 13, based on a review of publicly available filings Tesoro has made with the SEC and other publicly available information concerning Tesoro, we are not aware of any license or regulatory permit that appears to be material to the business of Tesoro that might be adversely affected by our acquisition of shares as contemplated by the Offer or of any approval or other action by any governmental entity that would be required or desirable for the acquisition or ownership of shares by us as contemplated by the Offer. Should any approval or other action be required or desirable, we currently contemplate that we will seek or request Tesoro to seek that approval or other action. There can be no assurance that any such approval or other action, if needed, would be obtained or would be obtained without substantial conditions. Should any such approval or other action not be obtained or be obtainable only subject to substantial conditions, we could decline to accept for payment or pay for any shares tendered. Stockholders tendering in the Offer will not waive any rights that they may have under the federal securities laws. See Section 12 of this Offer to Purchase, “Conditions to the Offer.”

Antitrust. Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the related rules and regulations that have been issued by the Federal Trade Commission (the “FTC”), the purchase of shares in the Offer may not be consummated until the expiration of a 15-calendar day waiting period following the filing by us of a Notification and Report Form with the FTC and the Antitrust Division of the Department of Justice (the “Antitrust Division”) with respect to the Offer, unless we receive a request for additional information or documentary material from the Antitrust Division or the FTC or unless early termination of the waiting period is granted. If, within such 15-day period, either the Antitrust Division or the FTC requests additional information or material from us concerning such Offer, the waiting period will be extended and would expire at 11:59 p.m., New York City time, on the tenth calendar day after the date of substantial compliance by Purchaser with such request. The HSR Act authorizes only one extension of the waiting period pursuant to a request for additional information. Thereafter, such waiting period may be extended only by court order or with our consent. Expiration or termination of the applicable waiting periods under the HSR Act is a condition to our obligation to accept for payment and pay for shares tendered pursuant to the Offer.

SECTION 14.    FEES AND EXPENSES

We have retained D. F. King & Co., Inc. to act as the information agent and Mellon Investor Services LLC to serve as the depositary in connection with the Offer. The information agent and the depositary each will receive reasonable and customary compensation for their services, be reimbursed for certain reasonable out-of-pocket expenses and be indemnified against various liabilities and expenses in connection therewith, including various liabilities and expenses under the federal securities laws. The information agent may contact Tesoro stockholders by mail, facsimile or personal interviews and may request banks, brokers, dealers, trust companies and other nominee stockholders to forward materials relating to the Offer to beneficial owners of the shares.

We will not pay any fees or commissions to any broker or dealer or other person, other than the depositary and the information agent, in connection with the solicitation of tenders of shares under the Offer. We will reimburse banks, brokers, dealers, trust companies and other nominees on their request for customary mailing and handling expenses they incur in forwarding material to their customers.

SECTION 15.    DIVIDENDS AND DISTRIBUTIONS

If, on or after October 26, 2007 (the date of the initial announcement of our intention to make the Offer), Tesoro should (a) split, combine or otherwise change the shares or its capitalization, (b) acquire or otherwise cause a reduction in the number of outstanding shares or other securities or (c) issue or sell additional shares, shares of any other class of capital stock, other voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, then, subject to the provisions of Section 12 of this Offer to Purchase, “Conditions to the Offer,” we, in our sole discretion, may make such adjustments as we deem appropriate in the Offer price and other terms of the Offer, including, without limitation, the number or type of securities offered to be purchased.

If after October 26, 2007, Tesoro should declare or pay any cash dividend or other distribution on the shares, other than the regular quarterly dividend of $.10 per share which Tesoro has announced will be paid on December 17, 2007 to stockholders of record on December 3, 2007, or issue, with respect to the shares, any additional shares, shares of any other class of capital stock, other voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, payable or distributable to stockholders of record on a date prior to the transfer of the shares purchased pursuant to the Offer to us or our nominees or transferees on the Company’s stock transfer records, then, subject to the provisions of Section 12 of this Offer to Purchase, “Conditions to the Offer,” (i) the Offer price will be reduced by the amount of any such cash dividend or cash distribution and (ii) the whole of any such noncash dividend, distribution or issuance to be received by the tendering stockholders will (a) be received and held by the tendering stockholders for our account and will be required to be promptly remitted and transferred by each tendering stockholder to the depositary for our account, accompanied by appropriate documentation of transfer, or (b) at our direction, be exercised for our benefit, in which case the proceeds of such exercise will promptly be remitted to us. If the Offer price is reduced pursuant to the preceding sentence, and if, at the time that notice of any such reduction in the Offer price is first published, sent or given to holders of shares, the Offer is scheduled to expire at any time earlier than the tenth business day after (and including) the date of such notice, then the Offer will be extended at least until the expiration of such period of ten business days. Pending such remittance and subject to applicable law, we will be entitled to all rights and privileges as owner of any such noncash dividend, distribution, issuance or proceeds and may withhold the entire Offer price for the shares or deduct therefrom the amount or value thereof, as we determine in our sole discretion.

There will be no reduction in the offer price on account of the regular quarterly dividend of $.10 per share which Tesoro has announced will be paid on December 17, 2007 to stockholders of record on December 3, 2007.

SECTION 16.    MISCELLANEOUS

The Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of shares in any jurisdiction in which the making of the Offer or the acceptance thereof would not comply with the laws of that jurisdiction. We are not aware of any jurisdiction in which the making of the Offer or the tender of shares in connection therewith would not be in compliance with the laws of such jurisdiction. If we become aware of any state law prohibiting the making of the Offer or the acceptance of shares pursuant thereto in such state, we will make a good faith effort to comply with any such state statute or seek to have such state statute declared inapplicable to the Offer. If, after such good faith effort, we cannot comply with any such state statute, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of shares in such jurisdiction.

No person has been authorized to give any information or to make any representation on our behalf not contained herein or in the letter of transmittal and, if given or made, that information or representation must not be relied on as having been authorized.

We have filed with the SEC a Schedule TO under Exchange Act Rule 14d-3, together with exhibits, furnishing additional information with respect to the Offer, and may file amendments thereto. That schedule and any amendments thereto, including exhibits, should be available for inspection and copies should be obtainable in the manner set forth in Section 8 of this Offer to Purchase, “Information Concerning Tesoro.”

November 7, 2007	TRACINDA CORPORATION

Appendix A

The following table sets forth transactions in Tesoro shares by Tracinda. All transactions were effected in the open market.

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/3/2007	300	$45.78
P	10/3/2007	400	45.80
P	10/3/2007	600	45.81
P	10/3/2007	100	45.82
P	10/3/2007	200	45.83
P	10/3/2007	600	45.84
P	10/3/2007	400	45.85
P	10/3/2007	400	45.86
P	10/3/2007	1,800	45.87
P	10/3/2007	1,530	45.88
P	10/3/2007	1,854	45.89
P	10/3/2007	2,516	45.90
P	10/3/2007	3,900	45.91
P	10/3/2007	6,200	45.92
P	10/3/2007	3,300	45.93
P	10/3/2007	1,800	45.94
P	10/3/2007	2,600	45.95
P	10/3/2007	2,771	45.96
P	10/3/2007	1,379	45.97
P	10/3/2007	1,200	45.98
P	10/3/2007	2,800	45.99
P	10/3/2007	3,821	46.00
P	10/3/2007	6,650	46.01
P	10/3/2007	2,700	46.02
P	10/3/2007	879	46.03
P	10/3/2007	400	46.04
P	10/3/2007	700	46.05
P	10/3/2007	1,900	46.06
P	10/3/2007	3,000	46.07
P	10/3/2007	3,600	46.08
P	10/3/2007	5,600	46.09
P	10/3/2007	4,400	46.10
P	10/3/2007	2,700	46.11
P	10/3/2007	5,400	46.12
P	10/3/2007	4,700	46.13
P	10/3/2007	2,600	46.14
P	10/3/2007	5,000	46.15
P	10/3/2007	4,300	46.16
P	10/3/2007	3,000	46.17
P	10/3/2007	1,500	46.18
P	10/3/2007	2,804	46.19
P	10/3/2007	2,800	46.20
P	10/3/2007	4,500	46.21
P	10/3/2007	3,800	46.22
P	10/3/2007	3,296	46.23
P	10/3/2007	4,031	46.24
P	10/3/2007	3,819	46.25

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/3/2007	8,800	$46.26
P	10/3/2007	3,602	46.27
P	10/3/2007	3,398	46.28
P	10/3/2007	5,500	46.29
P	10/3/2007	6,000	46.30
P	10/3/2007	4,200	46.31
P	10/3/2007	2,400	46.32
P	10/3/2007	4,300	46.33
P	10/3/2007	3,900	46.34
P	10/3/2007	2,800	46.35
P	10/3/2007	1,500	46.36
P	10/3/2007	1,400	46.37
P	10/3/2007	1,800	46.38
P	10/3/2007	100	46.39
P	10/3/2007	1,600	46.39
P	10/3/2007	4,300	46.40
P	10/3/2007	2,400	46.41
P	10/3/2007	2,600	46.42
P	10/3/2007	2,300	46.43
P	10/3/2007	1,300	46.44
P	10/3/2007	2,300	46.45
P	10/3/2007	1,500	46.46
P	10/3/2007	700	46.47
P	10/3/2007	800	46.48
P	10/3/2007	500	46.49
P	10/3/2007	7,800	46.50
P	10/3/2007	800	46.51
P	10/3/2007	600	46.52
P	10/3/2007	2,400	46.53
P	10/3/2007	1,800	46.54
P	10/3/2007	1,200	46.55
P	10/3/2007	400	46.56
P	10/3/2007	1,100	46.57
P	10/3/2007	1,850	46.58
P	10/3/2007	1,600	46.59
P	10/3/2007	3,500	46.60
P	10/3/2007	3,800	46.61
P	10/3/2007	600	46.62
P	10/3/2007	600	46.63
P	10/3/2007	1,100	46.64
P	10/3/2007	1,300	46.65
P	10/3/2007	1,100	46.66
P	10/3/2007	1,700	46.67
P	10/3/2007	700	46.68
P	10/3/2007	1,600	46.69
P	10/3/2007	2,100	46.70
P	10/3/2007	2,000	46.71
P	10/3/2007	2,000	46.72
P	10/3/2007	3,400	46.73
P	10/3/2007	3,900	46.74

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/3/2007	8,200	$46.75
P	10/3/2007	5,400	46.76
P	10/3/2007	12,900	46.77
P	10/3/2007	6,474	46.78
P	10/3/2007	7,800	46.79
P	10/3/2007	84,726	46.80
P	10/3/2007	23,853	46.81
P	10/3/2007	14,630	46.82
P	10/3/2007	12,400	46.83
P	10/3/2007	100	46.84
P	10/3/2007	10,700	46.84
P	10/3/2007	9,192	46.85
P	10/3/2007	5,900	46.86
P	10/3/2007	4,550	46.87
P	10/3/2007	4,300	46.88
P	10/3/2007	4,300	46.89
P	10/3/2007	4,300	46.90
P	10/3/2007	1,500	46.91
P	10/3/2007	4,600	46.92
P	10/3/2007	2,900	46.93
P	10/3/2007	100	46.94
P	10/3/2007	2,900	46.94
P	10/3/2007	16,400	46.95
P	10/3/2007	6,500	46.96
P	10/3/2007	5,000	46.97
P	10/3/2007	100	46.98
P	10/3/2007	2,600	46.98
P	10/3/2007	3,600	46.99
P	10/3/2007	14,500	47.00
P	10/3/2007	5,700	47.01
P	10/3/2007	2,200	47.02
P	10/3/2007	1,200	47.03
P	10/3/2007	2,100	47.04
P	10/3/2007	800	47.05
P	10/3/2007	1,100	47.06
P	10/3/2007	400	47.07
P	10/3/2007	700	47.08
P	10/3/2007	400	47.09
P	10/3/2007	200	47.10
P	10/3/2007	200	47.11
P	10/3/2007	300	47.12
P	10/3/2007	100	47.13
P	10/3/2007	200	47.15
P	10/3/2007	500	47.16
P	10/3/2007	700	47.17
P	10/3/2007	900	47.18
P	10/3/2007	1,500	47.19
P	10/3/2007	3,600	47.20
P	10/3/2007	1,000	47.21
P	10/3/2007	500	47.22

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/3/2007	500	$47.23
P	10/3/2007	1,000	47.24
P	10/3/2007	2,600	47.25
P	10/3/2007	2,100	47.26
P	10/3/2007	1,100	47.27
P	10/3/2007	800	47.28
P	10/3/2007	1,600	47.29
P	10/3/2007	500	47.30
P	10/3/2007	900	47.31
P	10/3/2007	200	47.32
P	10/3/2007	600	47.33
P	10/3/2007	500	47.34
P	10/3/2007	700	47.35
P	10/3/2007	1,400	47.36
P	10/3/2007	1,100	47.37
P	10/3/2007	1,100	47.38
P	10/3/2007	1,675	47.39
P	10/3/2007	600	47.40
P	10/3/2007	500	47.41
P	10/3/2007	1,000	47.42
P	10/3/2007	500	47.43
P	10/3/2007	400	47.44
P	10/3/2007	1,800	47.45
P	10/3/2007	1,500	47.46
P	10/3/2007	1,900	47.47
P	10/3/2007	900	47.48
P	10/3/2007	1,000	47.49
P	10/3/2007	1,600	47.50
P	10/3/2007	700	47.51
P	10/3/2007	200	47.52
P	10/3/2007	500	47.53
P	10/3/2007	900	47.54
P	10/3/2007	100	47.55
P	10/3/2007	200	47.56
P	10/3/2007	800	47.57
P	10/3/2007	400	47.58
P	10/3/2007	200	47.59
P	10/3/2007	600	47.60
P	10/3/2007	800	47.61
P	10/3/2007	800	47.62
P	10/3/2007	300	47.63
P	10/3/2007	500	47.64
P	10/3/2007	300	47.65
P	10/3/2007	1,300	47.67
P	10/3/2007	1,200	47.68
P	10/3/2007	800	47.69
P	10/3/2007	400	47.70
P	10/3/2007	900	47.71
P	10/3/2007	700	47.72
P	10/3/2007	200	47.73

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/3/2007	300	$47.74
P	10/3/2007	700	47.75
P	10/3/2007	400	47.76
P	10/3/2007	1,500	47.77
P	10/3/2007	1,100	47.78
P	10/3/2007	400	47.79
P	10/3/2007	400	47.80
P	10/3/2007	1,300	47.81
P	10/3/2007	800	47.82
P	10/3/2007	1,200	47.83
P	10/3/2007	200	47.84
P	10/3/2007	600	47.85
P	10/3/2007	400	47.86
P	10/3/2007	900	47.87
P	10/3/2007	400	47.88
P	10/3/2007	200	47.89
P	10/3/2007	100	47.93
P	10/4/2007	4,050	46.35
P	10/4/2007	500	46.36
P	10/4/2007	600	46.37
P	10/4/2007	800	46.38
P	10/4/2007	300	46.39
P	10/4/2007	5,900	46.40
P	10/4/2007	600	46.41
P	10/4/2007	3,300	46.42
P	10/4/2007	1,700	46.43
P	10/4/2007	5,900	46.44
P	10/4/2007	3,000	46.45
P	10/4/2007	900	46.46
P	10/4/2007	600	46.47
P	10/4/2007	800	46.48
P	10/4/2007	800	46.49
P	10/4/2007	3,200	46.50
P	10/4/2007	1,000	46.51
P	10/4/2007	2,300	46.52
P	10/4/2007	1,400	46.53
P	10/4/2007	1,200	46.54
P	10/4/2007	1,600	46.55
P	10/4/2007	1,100	46.56
P	10/4/2007	1,300	46.57
P	10/4/2007	5,300	46.58
P	10/4/2007	500	46.59
P	10/4/2007	1,100	46.60
P	10/4/2007	1,800	46.61
P	10/4/2007	100	46.62
P	10/4/2007	300	46.63
P	10/4/2007	1,600	46.64
P	10/4/2007	300	46.65
P	10/4/2007	600	46.66
P	10/4/2007	700	46.67

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/4/2007	500	$46.68
P	10/4/2007	1,100	46.69
P	10/4/2007	300	46.70
P	10/4/2007	800	46.71
P	10/4/2007	1,100	46.72
P	10/4/2007	800	46.73
P	10/4/2007	400	46.74
P	10/4/2007	100	46.75
P	10/4/2007	400	46.76
P	10/4/2007	300	46.77
P	10/4/2007	300	46.78
P	10/4/2007	200	46.79
P	10/4/2007	450	46.80
P	10/4/2007	300	46.81
P	10/4/2007	900	46.82
P	10/4/2007	400	46.83
P	10/4/2007	100	46.84
P	10/4/2007	300	46.85
P	10/4/2007	800	46.86
P	10/4/2007	700	46.87
P	10/4/2007	900	46.88
P	10/4/2007	400	46.89
P	10/4/2007	5,062	46.90
P	10/4/2007	200	46.91
P	10/4/2007	700	46.92
P	10/4/2007	200	46.93
P	10/4/2007	300	46.94
P	10/4/2007	800	46.95
P	10/4/2007	1,000	46.96
P	10/4/2007	900	46.97
P	10/4/2007	1,000	46.98
P	10/4/2007	400	46.99
P	10/4/2007	1,400	47.00
P	10/4/2007	900	47.01
P	10/4/2007	1,100	47.02
P	10/4/2007	900	47.03
P	10/4/2007	1,400	47.04
P	10/4/2007	600	47.05
P	10/4/2007	700	47.06
P	10/4/2007	700	47.07
P	10/4/2007	600	47.08
P	10/4/2007	200	47.09
P	10/4/2007	500	47.10
P	10/4/2007	1,300	47.11
P	10/4/2007	1,900	47.12
P	10/4/2007	900	47.13
P	10/4/2007	700	47.14
P	10/4/2007	500	47.15
P	10/4/2007	400	47.16
P	10/4/2007	400	47.17

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/4/2007	1,800	$47.18
P	10/4/2007	400	47.19
P	10/4/2007	600	47.20
P	10/4/2007	900	47.21
P	10/4/2007	600	47.22
P	10/4/2007	1,100	47.23
P	10/4/2007	800	47.24
P	10/4/2007	700	47.25
P	10/4/2007	1,000	47.26
P	10/4/2007	200	47.27
P	10/4/2007	300	47.30
P	10/4/2007	300	47.31
P	10/4/2007	100	47.32
P	10/4/2007	200	47.34
P	10/4/2007	400	47.35
P	10/4/2007	100	47.36
P	10/4/2007	200	47.37
P	10/4/2007	100	47.38
P	10/4/2007	100	47.39
P	10/4/2007	200	47.40
P	10/4/2007	500	47.41
P	10/4/2007	200	47.42
P	10/4/2007	400	47.43
P	10/4/2007	500	47.44
P	10/4/2007	200	47.45
P	10/4/2007	300	47.46
P	10/4/2007	400	47.48
P	10/4/2007	100	47.49
P	10/4/2007	300	47.50
P	10/4/2007	1,500	47.51
P	10/4/2007	1,700	47.52
P	10/4/2007	3,000	47.53
P	10/4/2007	1,400	47.54
P	10/4/2007	1,700	47.55
P	10/4/2007	2,400	47.56
P	10/4/2007	3,400	47.57
P	10/4/2007	3,300	47.58
P	10/4/2007	3,900	47.59
P	10/4/2007	4,238	47.60
P	10/4/2007	1,400	47.61
P	10/4/2007	2,000	47.62
P	10/4/2007	3,300	47.63
P	10/4/2007	100	47.64
P	10/4/2007	1,300	47.65
P	10/4/2007	1,200	47.66
P	10/4/2007	400	47.67
P	10/4/2007	3,500	47.68
P	10/4/2007	2,200	47.69
P	10/4/2007	600	47.70
P	10/4/2007	500	47.71

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/4/2007	1,200	$47.72
P	10/4/2007	1,400	47.73
P	10/4/2007	400	47.74
P	10/4/2007	300	47.78
P	10/4/2007	500	47.79
P	10/4/2007	400	47.80
P	10/4/2007	1,000	47.81
P	10/4/2007	900	47.82
P	10/4/2007	500	47.83
P	10/4/2007	100	47.84
P	10/4/2007	400	47.86
P	10/4/2007	100	47.87
P	10/4/2007	300	47.88
P	10/4/2007	300	47.89
P	10/4/2007	700	47.90
P	10/4/2007	300	47.91
P	10/4/2007	100	47.92
P	10/4/2007	1,000	47.94
P	10/4/2007	2,400	47.95
P	10/4/2007	1,100	47.96
P	10/4/2007	1,500	47.97
P	10/4/2007	1,000	47.98
P	10/4/2007	1,700	47.99
P	10/4/2007	1,900	48.00
P	10/4/2007	900	48.01
P	10/4/2007	900	48.02
P	10/4/2007	100	48.04
P	10/4/2007	300	48.05
P	10/4/2007	100	48.06
P	10/4/2007	300	48.08
P	10/4/2007	100	48.09
P	10/4/2007	200	48.10
P	10/4/2007	600	48.11
P	10/4/2007	700	48.13
P	10/4/2007	100	48.14
P	10/4/2007	100	48.15
P	10/4/2007	100	48.16
P	10/4/2007	600	48.18
P	10/5/2007	100	47.64
P	10/5/2007	100	47.66
P	10/5/2007	100	47.67
P	10/5/2007	100	47.72
P	10/5/2007	100	47.74
P	10/5/2007	200	47.74
P	10/5/2007	200	47.75
P	10/5/2007	200	47.76
P	10/5/2007	100	47.77
P	10/5/2007	300	47.77
P	10/5/2007	900	47.78
P	10/5/2007	1,400	47.79

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/5/2007	14,200	$47.80
P	10/5/2007	100	47.81
P	10/5/2007	600	47.81
P	10/5/2007	300	47.82
P	10/5/2007	1,300	47.83
P	10/5/2007	1,700	47.84
P	10/5/2007	300	47.85
P	10/5/2007	500	47.86
P	10/5/2007	200	47.87
P	10/5/2007	500	47.88
P	10/5/2007	2,000	47.89
P	10/5/2007	13,100	47.90
P	10/5/2007	2,500	47.91
P	10/5/2007	2,504	47.92
P	10/5/2007	2,341	47.93
P	10/5/2007	5,700	47.94
P	10/5/2007	2,791	47.95
P	10/5/2007	3,700	47.96
P	10/5/2007	3,000	47.97
P	10/5/2007	3,200	47.98
P	10/5/2007	2,300	47.99
P	10/5/2007	13,359	48.00
P	10/5/2007	1,256	48.01
P	10/5/2007	1,500	48.02
P	10/5/2007	600	48.03
P	10/5/2007	800	48.04
P	10/5/2007	744	48.05
P	10/5/2007	1,705	48.06
P	10/5/2007	1,900	48.07
P	10/5/2007	1,300	48.08
P	10/5/2007	1,100	48.09
P	10/5/2007	100	48.10
P	10/5/2007	700	48.10
P	10/5/2007	800	48.11
P	10/5/2007	300	48.12
P	10/5/2007	500	48.13
P	10/5/2007	400	48.14
P	10/5/2007	100	48.15
P	10/5/2007	1,500	48.15
P	10/5/2007	800	48.16
P	10/5/2007	1,700	48.17
P	10/5/2007	100	48.18
P	10/5/2007	1,000	48.18
P	10/5/2007	2,200	48.19
P	10/5/2007	300	48.20
P	10/5/2007	900	48.20
P	10/5/2007	200	48.21
P	10/5/2007	1,300	48.21
P	10/5/2007	800	48.22
P	10/5/2007	200	48.23

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/5/2007	900	$48.23
P	10/5/2007	800	48.24
P	10/5/2007	1,200	48.25
P	10/5/2007	2,700	48.26
P	10/5/2007	1,300	48.27
P	10/5/2007	2,100	48.28
P	10/5/2007	1,100	48.29
P	10/5/2007	2,100	48.30
P	10/5/2007	1,900	48.31
P	10/5/2007	1,700	48.32
P	10/5/2007	1,100	48.33
P	10/5/2007	1,900	48.34
P	10/5/2007	100	48.35
P	10/5/2007	1,500	48.35
P	10/5/2007	1,600	48.36
P	10/5/2007	1,200	48.37
P	10/5/2007	200	48.38
P	10/5/2007	1,300	48.38
P	10/5/2007	100	48.39
P	10/5/2007	800	48.39
P	10/5/2007	700	48.40
P	10/5/2007	1,400	48.41
P	10/5/2007	1,100	48.42
P	10/5/2007	710	48.43
P	10/5/2007	100	48.44
P	10/5/2007	400	48.44
P	10/5/2007	990	48.45
P	10/5/2007	100	48.46
P	10/5/2007	1,000	48.46
P	10/5/2007	100	48.47
P	10/5/2007	800	48.47
P	10/5/2007	500	48.48
P	10/5/2007	300	48.52
P	10/5/2007	400	48.53
P	10/5/2007	200	48.54
P	10/5/2007	800	48.55
P	10/5/2007	600	48.56
P	10/5/2007	100	48.57
P	10/5/2007	100	48.58
P	10/5/2007	200	48.58
P	10/5/2007	100	48.59
P	10/5/2007	700	48.60
P	10/5/2007	600	48.61
P	10/5/2007	900	48.62
P	10/5/2007	1,300	48.63
P	10/5/2007	700	48.64
P	10/5/2007	300	48.65
P	10/5/2007	800	48.66
P	10/5/2007	300	48.67
P	10/5/2007	400	48.68

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/5/2007	200	$48.69
P	10/5/2007	100	48.70
P	10/5/2007	200	48.72
P	10/5/2007	200	48.73
P	10/5/2007	600	48.74
P	10/5/2007	705	48.75
P	10/5/2007	442	48.76
P	10/5/2007	100	48.77
P	10/5/2007	338	48.77
P	10/5/2007	100	48.78
P	10/5/2007	162	48.79
P	10/5/2007	500	48.80
P	10/5/2007	824	48.81
P	10/5/2007	1,376	48.82
P	10/5/2007	1,000	48.83
P	10/5/2007	200	48.84
P	10/5/2007	1,300	48.84
P	10/5/2007	500	48.85
P	10/5/2007	800	48.86
P	10/5/2007	1,600	48.87
P	10/5/2007	1,500	48.88
P	10/5/2007	1,200	48.89
P	10/5/2007	1,450	48.90
P	10/5/2007	1,600	48.91
P	10/5/2007	1,400	48.92
P	10/5/2007	900	48.93
P	10/5/2007	100	48.94
P	10/5/2007	1,100	48.94
P	10/5/2007	600	48.95
P	10/5/2007	900	48.96
P	10/5/2007	2,000	48.97
P	10/5/2007	700	48.98
P	10/5/2007	1,400	48.99
P	10/5/2007	200	49.00
P	10/5/2007	900	49.00
P	10/5/2007	1,300	49.01
P	10/5/2007	600	49.02
P	10/5/2007	1,000	49.03
P	10/5/2007	1,200	49.04
P	10/5/2007	400	49.05
P	10/5/2007	400	49.06
P	10/5/2007	100	49.07
P	10/5/2007	200	49.07
P	10/5/2007	200	49.08
P	10/5/2007	400	49.09
P	10/5/2007	400	49.10
P	10/5/2007	400	49.11
P	10/5/2007	500	49.12
P	10/5/2007	100	49.13
P	10/5/2007	800	49.13

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/5/2007	100	$49.14
P	10/5/2007	600	49.14
P	10/5/2007	1,000	49.15
P	10/5/2007	100	49.16
P	10/5/2007	1,400	49.16
P	10/5/2007	1,100	49.17
P	10/5/2007	100	49.18
P	10/5/2007	400	49.18
P	10/5/2007	1,300	49.19
P	10/5/2007	100	49.20
P	10/5/2007	1,400	49.20
P	10/5/2007	500	49.21
P	10/5/2007	200	49.22
P	10/5/2007	500	49.23
P	10/5/2007	300	49.24
P	10/5/2007	600	49.25
P	10/5/2007	600	49.26
P	10/5/2007	200	49.27
P	10/5/2007	600	49.28
P	10/5/2007	400	49.29
P	10/5/2007	600	49.31
P	10/5/2007	100	49.32
P	10/5/2007	200	49.33
P	10/5/2007	200	49.34
P	10/5/2007	2,200	49.35
P	10/5/2007	100	49.36
P	10/5/2007	100	49.37
P	10/5/2007	200	49.37
P	10/8/2007	100	48.64
P	10/8/2007	300	48.65
P	10/8/2007	600	48.66
P	10/8/2007	500	48.67
P	10/8/2007	300	48.68
P	10/8/2007	300	48.69
P	10/8/2007	1,300	48.70
P	10/8/2007	300	48.71
P	10/8/2007	1,700	48.72
P	10/8/2007	2,800	48.73
P	10/8/2007	2,300	48.74
P	10/8/2007	3,500	48.75
P	10/8/2007	2,100	48.76
P	10/8/2007	2,000	48.77
P	10/8/2007	3,600	48.78
P	10/8/2007	1,100	48.79
P	10/8/2007	1,000	48.80
P	10/8/2007	1,700	48.81
P	10/8/2007	800	48.82
P	10/8/2007	2,400	48.83
P	10/8/2007	3,900	48.84
P	10/8/2007	5,500	48.85

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/8/2007	1,900	$48.86
P	10/8/2007	1,200	48.87
P	10/8/2007	3,600	48.88
P	10/8/2007	3,400	48.89
P	10/8/2007	6,900	48.90
P	10/8/2007	4,100	48.91
P	10/8/2007	4,700	48.92
P	10/8/2007	4,200	48.93
P	10/8/2007	5,700	48.94
P	10/8/2007	2,400	48.95
P	10/8/2007	2,500	48.96
P	10/8/2007	3,300	48.97
P	10/8/2007	3,300	48.98
P	10/8/2007	2,400	48.99
P	10/8/2007	4,770	49.00
P	10/8/2007	1,700	49.01
P	10/8/2007	3,300	49.02
P	10/8/2007	1,330	49.03
P	10/8/2007	1,200	49.04
P	10/8/2007	1,500	49.05
P	10/8/2007	800	49.06
P	10/8/2007	1,100	49.07
P	10/8/2007	1,200	49.08
P	10/8/2007	1,600	49.09
P	10/8/2007	2,200	49.10
P	10/8/2007	1,800	49.11
P	10/8/2007	2,400	49.12
P	10/8/2007	1,500	49.13
P	10/8/2007	1,900	49.14
P	10/8/2007	2,100	49.15
P	10/8/2007	1,300	49.16
P	10/8/2007	2,100	49.17
P	10/8/2007	1,000	49.18
P	10/8/2007	1,100	49.19
P	10/8/2007	2,900	49.20
P	10/8/2007	1,900	49.21
P	10/8/2007	2,100	49.22
P	10/8/2007	1,800	49.23
P	10/8/2007	2,400	49.24
P	10/8/2007	2,200	49.25
P	10/8/2007	1,400	49.26
P	10/8/2007	1,100	49.27
P	10/8/2007	400	49.28
P	10/8/2007	300	49.29
P	10/8/2007	300	49.30
P	10/8/2007	1,000	49.31
P	10/8/2007	800	49.32
P	10/8/2007	1,032	49.33
P	10/8/2007	2,200	49.34
P	10/8/2007	600	49.35

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/8/2007	1,500	$49.36
P	10/8/2007	400	49.37
P	10/8/2007	1,200	49.38
P	10/8/2007	1,000	49.39
P	10/8/2007	1,000	49.40
P	10/8/2007	100	49.41
P	10/8/2007	900	49.42
P	10/8/2007	1,100	49.43
P	10/8/2007	1,200	49.44
P	10/8/2007	1,900	49.45
P	10/8/2007	1,600	49.46
P	10/8/2007	400	49.47
P	10/8/2007	800	49.48
P	10/8/2007	1,900	49.49
P	10/8/2007	3,400	49.50
P	10/8/2007	300	49.51
P	10/8/2007	2,000	49.51
P	10/8/2007	2,100	49.52
P	10/8/2007	1,600	49.53
P	10/8/2007	1,800	49.54
P	10/8/2007	2,200	49.55
P	10/8/2007	1,100	49.56
P	10/8/2007	800	49.57
P	10/8/2007	1,300	49.58
P	10/8/2007	1,100	49.59
P	10/8/2007	1,600	49.60
P	10/8/2007	1,600	49.61
P	10/8/2007	1,200	49.62
P	10/8/2007	1,400	49.63
P	10/8/2007	1,500	49.64
P	10/8/2007	1,300	49.65
P	10/8/2007	1,700	49.66
P	10/8/2007	1,400	49.67
P	10/8/2007	1,400	49.68
P	10/8/2007	900	49.69
P	10/8/2007	700	49.70
P	10/8/2007	1,500	49.71
P	10/8/2007	1,400	49.72
P	10/8/2007	1,300	49.73
P	10/8/2007	600	49.74
P	10/8/2007	1,100	49.75
P	10/8/2007	700	49.76
P	10/8/2007	400	49.77
P	10/8/2007	700	49.78
P	10/8/2007	1,100	49.79
P	10/8/2007	1,200	49.80
P	10/8/2007	1,868	49.81
P	10/8/2007	600	49.82
P	10/8/2007	200	49.83
P	10/8/2007	100	49.84

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/8/2007	300	$49.85
P	10/8/2007	700	49.87
P	10/8/2007	300	49.88
P	10/8/2007	600	49.89
P	10/8/2007	900	49.90
P	10/8/2007	400	49.91
P	10/8/2007	600	49.92
P	10/8/2007	200	49.93
P	10/8/2007	400	49.94
P	10/8/2007	400	49.95
P	10/8/2007	100	49.96
P	10/8/2007	300	49.97
P	10/8/2007	200	49.98
P	10/8/2007	1,100	49.99
P	10/8/2007	400	50.00
P	10/8/2007	300	50.01
P	10/8/2007	200	50.02
P	10/8/2007	1,000	50.03
P	10/8/2007	600	50.04
P	10/8/2007	400	50.05
P	10/8/2007	700	50.06
P	10/8/2007	700	50.07
P	10/8/2007	100	50.08
P	10/8/2007	300	50.09
P	10/8/2007	100	50.10
P	10/8/2007	200	50.11
P	10/8/2007	400	50.12
P	10/8/2007	600	50.13
P	10/8/2007	700	50.14
P	10/8/2007	300	50.15
P	10/8/2007	200	50.16
P	10/8/2007	300	50.17
P	10/8/2007	800	50.18
P	10/8/2007	1,000	50.19
P	10/8/2007	700	50.20
P	10/8/2007	600	50.21
P	10/8/2007	100	50.22
P	10/8/2007	300	50.23
P	10/8/2007	200	50.25
P	10/8/2007	500	50.26
P	10/8/2007	600	50.27
P	10/9/2007	100	49.91
P	10/9/2007	300	49.92
P	10/9/2007	100	49.93
P	10/9/2007	400	49.94
P	10/9/2007	100	49.95
P	10/9/2007	1,900	49.96
P	10/9/2007	800	49.97
P	10/9/2007	1,600	49.98
P	10/9/2007	2,200	49.99

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/9/2007	1,200	$50.00
P	10/9/2007	900	50.01
P	10/9/2007	100	50.02
P	10/9/2007	800	50.02
P	10/9/2007	700	50.03
P	10/9/2007	600	50.04
P	10/9/2007	500	50.05
P	10/9/2007	200	50.06
P	10/9/2007	300	50.07
P	10/9/2007	300	50.08
P	10/9/2007	100	50.09
P	10/9/2007	300	50.12
P	10/9/2007	300	50.13
P	10/9/2007	200	50.14
P	10/9/2007	700	50.16
P	10/9/2007	300	50.17
P	10/9/2007	400	50.18
P	10/9/2007	700	50.19
P	10/9/2007	700	50.20
P	10/9/2007	4,700	50.21
P	10/9/2007	1,300	50.22
P	10/9/2007	2,703	50.23
P	10/9/2007	2,897	50.24
P	10/9/2007	3,900	50.25
P	10/9/2007	400	50.26
P	10/9/2007	300	50.27
P	10/9/2007	100	50.28
P	10/9/2007	300	50.29
P	10/9/2007	200	50.30
P	10/9/2007	300	50.31
P	10/9/2007	100	50.32
P	10/9/2007	300	50.33
P	10/9/2007	1,100	50.34
P	10/9/2007	500	50.35
P	10/9/2007	600	50.36
P	10/9/2007	400	50.37
P	10/9/2007	100	50.38
P	10/9/2007	300	50.39
P	10/9/2007	1,000	50.50
P	10/9/2007	300	50.57
P	10/9/2007	100	50.59
P	10/9/2007	200	50.62
P	10/9/2007	700	50.64
P	10/9/2007	400	50.65
P	10/9/2007	100	50.90
P	10/9/2007	400	50.92
P	10/9/2007	400	50.93
P	10/9/2007	200	50.94
P	10/9/2007	500	50.95
P	10/9/2007	1,000	50.96

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/9/2007	1,000	$50.97
P	10/9/2007	700	50.98
P	10/9/2007	2,400	50.99
P	10/9/2007	5,300	51.00
P	10/9/2007	600	51.01
P	10/9/2007	100	51.02
P	10/9/2007	100	51.03
P	10/9/2007	500	51.04
P	10/9/2007	600	51.05
P	10/9/2007	400	51.06
P	10/9/2007	1,200	51.07
P	10/9/2007	800	51.08
P	10/9/2007	400	51.09
P	10/9/2007	1,400	51.10
P	10/9/2007	700	51.11
P	10/9/2007	800	51.12
P	10/9/2007	1,500	51.13
P	10/9/2007	900	51.14
P	10/9/2007	2,600	51.15
P	10/9/2007	2,900	51.16
P	10/9/2007	1,500	51.17
P	10/9/2007	1,400	51.18
P	10/9/2007	1,600	51.19
P	10/9/2007	1,400	51.20
P	10/9/2007	400	51.21
P	10/9/2007	1,900	51.22
P	10/9/2007	2,800	51.23
P	10/9/2007	3,600	51.24
P	10/9/2007	1,300	51.25
P	10/9/2007	1,200	51.26
P	10/9/2007	1,400	51.27
P	10/9/2007	1,000	51.28
P	10/9/2007	2,100	51.29
P	10/9/2007	2,200	51.30
P	10/9/2007	1,000	51.31
P	10/9/2007	2,500	51.32
P	10/9/2007	1,100	51.33
P	10/9/2007	2,300	51.34
P	10/9/2007	1,600	51.35
P	10/9/2007	1,200	51.36
P	10/9/2007	1,800	51.37
P	10/9/2007	1,300	51.38
P	10/9/2007	1,954	51.39
P	10/9/2007	4,000	51.40
P	10/9/2007	2,800	51.41
P	10/9/2007	1,444	51.42
P	10/9/2007	1,100	51.43
P	10/9/2007	2,246	51.44
P	10/9/2007	2,800	51.45
P	10/9/2007	1,400	51.46

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/9/2007	1,900	$51.47
P	10/9/2007	2,000	51.48
P	10/9/2007	2,500	51.49
P	10/9/2007	1,400	51.50
P	10/9/2007	1,900	51.51
P	10/9/2007	2,700	51.52
P	10/9/2007	2,500	51.53
P	10/9/2007	2,700	51.54
P	10/9/2007	900	51.55
P	10/9/2007	1,600	51.56
P	10/9/2007	1,400	51.57
P	10/9/2007	950	51.58
P	10/9/2007	800	51.59
P	10/9/2007	1,300	51.60
P	10/9/2007	2,198	51.61
P	10/9/2007	1,800	51.62
P	10/9/2007	1,600	51.63
P	10/9/2007	1,900	51.64
P	10/9/2007	900	51.65
P	10/9/2007	800	51.66
P	10/9/2007	1,400	51.67
P	10/9/2007	2,200	51.68
P	10/9/2007	1,400	51.69
P	10/9/2007	1,000	51.70
P	10/9/2007	2,000	51.71
P	10/9/2007	100	51.72
P	10/9/2007	1,000	51.73
P	10/9/2007	500	51.74
P	10/9/2007	1,900	51.75
P	10/9/2007	2,000	51.76
P	10/9/2007	600	51.77
P	10/9/2007	2,700	51.78
P	10/9/2007	1,000	51.79
P	10/9/2007	800	51.80
P	10/9/2007	1,000	51.81
P	10/9/2007	800	51.82
P	10/9/2007	1,800	51.83
P	10/9/2007	900	51.84
P	10/9/2007	1,000	51.85
P	10/9/2007	1,000	51.86
P	10/9/2007	1,600	51.87
P	10/9/2007	600	51.88
P	10/9/2007	300	51.89
P	10/9/2007	800	51.90
P	10/9/2007	200	51.91
P	10/9/2007	800	51.92
P	10/9/2007	800	51.93
P	10/9/2007	700	51.94
P	10/9/2007	1,000	51.95
P	10/9/2007	700	51.96

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/9/2007	1,000	$51.97
P	10/9/2007	700	51.98
P	10/9/2007	700	51.99
P	10/9/2007	1,000	52.00
P	10/9/2007	300	52.01
P	10/9/2007	100	52.02
P	10/9/2007	100	52.04
P	10/9/2007	108	52.06
P	10/9/2007	600	52.07
P	10/9/2007	200	52.08
P	10/9/2007	200	52.09
P	10/9/2007	600	52.10
P	10/9/2007	400	52.11
P	10/9/2007	100	52.13
P	10/9/2007	300	52.15
P	10/9/2007	200	52.16
P	10/9/2007	500	52.17
P	10/9/2007	1,000	52.19
P	10/9/2007	2,200	52.20
P	10/9/2007	100	52.21
P	10/9/2007	200	52.22
P	10/9/2007	300	52.23
P	10/9/2007	200	52.24
P	10/9/2007	700	52.25
S	10/11/2007	100	54.63
S	10/11/2007	100	54.66
S	10/11/2007	149	54.67
S	10/11/2007	100	54.69
S	10/11/2007	200	54.70
S	10/11/2007	11,400	54.80
S	10/11/2007	2,000	54.81
S	10/11/2007	1,300	54.82
S	10/11/2007	600	54.83
S	10/11/2007	900	54.84
S	10/11/2007	400	54.85
S	10/11/2007	200	54.86
S	10/11/2007	500	54.87
S	10/11/2007	1,000	54.88
S	10/11/2007	1,100	54.89
S	10/11/2007	2,400	54.90
S	10/11/2007	677	54.91
S	10/11/2007	1,023	54.92
S	10/11/2007	400	54.93
S	10/11/2007	600	54.94
S	10/11/2007	1,423	54.95
S	10/11/2007	500	54.96
S	10/11/2007	800	54.97
S	10/11/2007	1,200	54.98
S	10/11/2007	2,306	54.99
S	10/11/2007	13,700	55.00

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
S	10/11/2007	4,600	$55.01
S	10/11/2007	2,800	55.02
S	10/11/2007	5,600	55.03
S	10/11/2007	3,500	55.04
S	10/11/2007	1,300	55.05
S	10/11/2007	1,200	55.06
S	10/11/2007	2,200	55.07
S	10/11/2007	4,100	55.08
S	10/11/2007	1,900	55.09
S	10/11/2007	2,200	55.10
S	10/11/2007	2,450	55.11
S	10/11/2007	1,050	55.12
S	10/11/2007	1,600	55.13
S	10/11/2007	2,170	55.14
S	10/11/2007	1,500	55.15
S	10/11/2007	1,900	55.16
S	10/11/2007	6,300	55.17
S	10/11/2007	3,000	55.18
S	10/11/2007	3,300	55.19
S	10/11/2007	3,900	55.20
S	10/11/2007	2,290	55.21
S	10/11/2007	5,010	55.22
S	10/11/2007	3,600	55.23
S	10/11/2007	2,699	55.24
S	10/11/2007	22,552	55.25
S	10/11/2007	3,579	55.26
S	10/11/2007	3,815	55.27
S	10/11/2007	4,600	55.28
S	10/11/2007	4,300	55.29
S	10/11/2007	3,500	55.30
S	10/11/2007	4,100	55.31
S	10/11/2007	500	55.32
S	10/11/2007	1,700	55.33
S	10/11/2007	2,800	55.34
S	10/11/2007	1,100	55.35
S	10/11/2007	3,400	55.36
S	10/11/2007	3,050	55.37
S	10/11/2007	2,800	55.38
S	10/11/2007	3,500	55.39
S	10/11/2007	21,900	55.40
S	10/11/2007	3,100	55.41
S	10/11/2007	1,800	55.42
S	10/11/2007	2,000	55.43
S	10/11/2007	2,300	55.44
S	10/11/2007	1,856	55.45
S	10/11/2007	1,900	55.46
S	10/11/2007	1,400	55.47
S	10/11/2007	2,700	55.48
S	10/11/2007	6,400	55.49
S	10/11/2007	40,750	55.50

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
S	10/11/2007	6,769	$55.51
S	10/11/2007	3,532	55.52
S	10/11/2007	3,908	55.53
S	10/11/2007	4,600	55.54
S	10/11/2007	22,328	55.55
S	10/11/2007	3,701	55.56
S	10/11/2007	3,708	55.57
S	10/11/2007	1,709	55.58
S	10/11/2007	2,999	55.59
S	10/11/2007	1,905	55.60
S	10/11/2007	900	55.61
S	10/11/2007	931	55.62
S	10/11/2007	1,710	55.63
S	10/11/2007	500	55.64
S	10/11/2007	1,400	55.65
S	10/11/2007	500	55.66
S	10/11/2007	800	55.67
S	10/11/2007	1,000	55.68
S	10/11/2007	700	55.69
S	10/12/2007	1,000	53.40
S	10/12/2007	2,000	53.41
S	10/12/2007	1,000	53.42
S	10/12/2007	1,250	53.43
S	10/12/2007	8,450	53.44
S	10/12/2007	5,325	53.45
S	10/12/2007	5,275	53.46
S	10/12/2007	5,100	53.47
S	10/12/2007	3,213	53.48
S	10/12/2007	4,500	53.49
S	10/12/2007	6,587	53.50
S	10/12/2007	200	53.51
S	10/12/2007	7,400	53.51
S	10/12/2007	8,290	53.52
S	10/12/2007	7,650	53.53
S	10/12/2007	6,050	53.54
S	10/12/2007	12,650	53.55
S	10/12/2007	6,950	53.56
S	10/12/2007	7,054	53.57
S	10/12/2007	8,100	53.58
S	10/12/2007	5,400	53.59
S	10/12/2007	4,733	53.60
S	10/12/2007	6,850	53.61
S	10/12/2007	4,900	53.62
S	10/12/2007	7,450	53.63
S	10/12/2007	7,427	53.64
S	10/12/2007	9,043	53.65
S	10/12/2007	4,549	53.66
S	10/12/2007	4,251	53.67
S	10/12/2007	5,027	53.68
S	10/12/2007	5,600	53.69

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
S	10/12/2007	8,053	$53.70
S	10/12/2007	3,900	53.71
S	10/12/2007	4,818	53.72
S	10/12/2007	2,020	53.73
S	10/12/2007	1,880	53.74
S	10/12/2007	2,300	53.75
S	10/12/2007	2,367	53.76
S	10/12/2007	3,033	53.77
S	10/12/2007	2,500	53.78
S	10/12/2007	2,700	53.79
S	10/12/2007	3,300	53.80
S	10/12/2007	2,300	53.81
S	10/12/2007	2,700	53.82
S	10/12/2007	4,900	53.83
S	10/12/2007	3,600	53.84
S	10/12/2007	8,250	53.85
S	10/12/2007	3,350	53.86
S	10/12/2007	3,155	53.87
S	10/12/2007	2,000	53.88
S	10/12/2007	2,000	53.89
S	10/12/2007	2,100	53.90
S	10/12/2007	1,250	53.91
S	10/12/2007	1,900	53.92
S	10/12/2007	1,500	53.93
S	10/12/2007	2,600	53.94
S	10/12/2007	1,000	53.95
S	10/12/2007	2,100	53.96
S	10/12/2007	1,500	53.97
S	10/12/2007	1,050	53.98
S	10/12/2007	2,300	53.99
S	10/12/2007	30,750	54.00
S	10/12/2007	4,400	54.01
S	10/12/2007	4,367	54.02
S	10/12/2007	2,800	54.03
S	10/12/2007	4,600	54.04
S	10/12/2007	3,733	54.05
S	10/12/2007	1,800	54.06
S	10/12/2007	1,300	54.07
S	10/12/2007	900	54.08
S	10/12/2007	900	54.09
S	10/12/2007	2,100	54.10
S	10/12/2007	1,200	54.11
S	10/12/2007	800	54.12
S	10/12/2007	700	54.13
S	10/12/2007	200	54.14
S	10/12/2007	300	54.15
S	10/12/2007	100	54.16
S	10/12/2007	600	54.17
S	10/12/2007	300	54.18
S	10/12/2007	100	54.19

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
S	10/12/2007	1,550	$54.20
S	10/12/2007	650	54.21
S	10/12/2007	200	54.22
S	10/12/2007	200	54.24
S	10/12/2007	50	54.25
S	10/12/2007	100	54.27
S	10/12/2007	100	54.29
S	10/12/2007	100	54.31
S	10/12/2007	200	54.33
S	10/12/2007	100	54.38
S	10/12/2007	100	54.39
P	10/16/2007	1,404	53.45
P	10/16/2007	896	53.46
P	10/16/2007	250	53.47
P	10/16/2007	100	53.48
P	10/16/2007	1,250	53.49
P	10/16/2007	21,300	53.50
P	10/16/2007	300	53.51
P	10/16/2007	800	53.53
P	10/16/2007	400	53.54
P	10/16/2007	500	53.55
P	10/16/2007	300	53.56
P	10/16/2007	400	53.57
P	10/16/2007	17,300	53.58
P	10/16/2007	1,400	53.59
P	10/16/2007	8,200	53.60
P	10/16/2007	1,700	53.60
P	10/16/2007	200	53.61
P	10/16/2007	3,500	53.61
P	10/16/2007	150	53.62
P	10/16/2007	24,100	53.62
P	10/16/2007	3,350	53.63
P	10/16/2007	6,400	53.64
P	10/16/2007	18,458	53.65
P	10/16/2007	3,300	53.66
P	10/16/2007	500	53.67
P	10/16/2007	2,200	53.67
P	10/16/2007	3,200	53.68
P	10/16/2007	300	53.69
P	10/16/2007	5,150	53.69
P	10/16/2007	100	53.70
P	10/16/2007	3,760	53.70
P	10/16/2007	1,940	53.71
P	10/16/2007	3,950	53.72
P	10/16/2007	5,450	53.73
P	10/16/2007	2,157	53.74
P	10/16/2007	100	53.75
P	10/16/2007	3,400	53.75
P	10/16/2007	2,100	53.76
P	10/16/2007	1,300	53.77

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/16/2007	1,500	$53.78
P	10/16/2007	900	53.79
P	10/16/2007	1,938	53.80
P	10/16/2007	2,162	53.81
P	10/16/2007	1,661	53.82
P	10/16/2007	2,439	53.83
P	10/16/2007	800	53.84
P	10/16/2007	4,200	53.85
P	10/16/2007	3,709	53.86
P	10/16/2007	2,998	53.87
P	10/16/2007	3,535	53.88
P	10/16/2007	2,337	53.89
P	10/16/2007	2,050	53.90
P	10/16/2007	2,100	53.91
P	10/16/2007	1,300	53.92
P	10/16/2007	1,000	53.93
P	10/16/2007	400	53.94
P	10/16/2007	1,000	53.95
P	10/16/2007	1,000	53.96
P	10/16/2007	691	53.97
P	10/16/2007	1,500	53.98
P	10/16/2007	2,000	53.99
P	10/16/2007	300	54.00
P	10/16/2007	76,200	54.01
P	10/17/2007	1,100	52.40
P	10/17/2007	1,200	52.42
P	10/17/2007	200	52.43
P	10/17/2007	300	52.44
P	10/17/2007	100	52.45
P	10/17/2007	100	52.46
P	10/17/2007	1,000	52.47
P	10/17/2007	1,800	52.48
P	10/17/2007	2,600	52.49
P	10/17/2007	45,100	52.50
P	10/17/2007	24,600	52.51
P	10/17/2007	300	52.52
P	10/17/2007	3,900	52.53
P	10/17/2007	2,200	52.54
P	10/17/2007	21,100	52.55
P	10/17/2007	3,200	52.56
P	10/17/2007	2,200	52.57
P	10/17/2007	3,300	52.58
P	10/17/2007	3,800	52.59
P	10/17/2007	84,700	52.60
P	10/17/2007	1,700	52.61
P	10/17/2007	400	52.62
P	10/17/2007	1,000	52.63
P	10/17/2007	422	52.64
P	10/17/2007	300	52.65
P	10/17/2007	1,100	52.66

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/17/2007	2,000	$52.67
P	10/17/2007	50,000	52.68
P	10/17/2007	900	52.68
P	10/17/2007	600	52.69
P	10/17/2007	45,500	52.70
P	10/17/2007	300	52.71
P	10/17/2007	500	52.72
P	10/17/2007	200	52.73
P	10/17/2007	3,100	52.74
P	10/17/2007	700	52.75
P	10/17/2007	800	52.76
P	10/17/2007	2,600	52.77
P	10/17/2007	800	52.78
P	10/17/2007	400	52.78
P	10/17/2007	2,000	52.79
P	10/17/2007	1,900	52.80
P	10/17/2007	1,200	52.81
P	10/17/2007	1,100	52.83
P	10/17/2007	600	52.83
P	10/17/2007	1,100	52.84
P	10/17/2007	1,900	52.85
P	10/17/2007	800	52.86
P	10/17/2007	100	52.87
P	10/17/2007	2,700	52.88
P	10/17/2007	200	52.89
P	10/17/2007	2,000	52.90
P	10/17/2007	1,200	52.91
P	10/17/2007	1,300	52.92
P	10/17/2007	2,200	52.93
P	10/17/2007	2,100	52.94
P	10/17/2007	6,100	52.95
P	10/17/2007	1,100	52.96
P	10/17/2007	1,250	52.97
P	10/17/2007	2,881	52.98
P	10/17/2007	6,150	52.99
P	10/17/2007	155,961	53.00
P	10/17/2007	4,100	53.01
P	10/17/2007	8,300	53.02
P	10/17/2007	2,500	53.03
P	10/17/2007	10,895	53.04
P	10/17/2007	33,814	53.05
P	10/17/2007	14,200	53.06
P	10/17/2007	2,800	53.07
P	10/17/2007	3,625	53.08
P	10/17/2007	7,500	53.09
P	10/17/2007	26,000	53.10
P	10/17/2007	4,100	53.11
P	10/17/2007	6,612	53.12
P	10/17/2007	2,977	53.13
P	10/17/2007	8,879	53.14

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/17/2007	38,213	$53.15
P	10/17/2007	4,700	53.16
P	10/17/2007	20,600	53.17
P	10/17/2007	6,500	53.18
P	10/17/2007	9,470	53.19
P	10/17/2007	28,324	53.20
P	10/17/2007	14,800	53.21
P	10/17/2007	12,600	53.22
P	10/17/2007	8,117	53.23
P	10/17/2007	21,166	53.24
P	10/17/2007	130,584	53.25
P	10/17/2007	100	53.26
P	10/17/2007	5,900	53.26
P	10/17/2007	5,200	53.27
P	10/17/2007	7,483	53.28
P	10/17/2007	6,117	53.29
P	10/17/2007	43,400	53.30
P	10/17/2007	9,500	53.31
P	10/17/2007	10,036	53.32
P	10/17/2007	2,864	53.33
P	10/17/2007	6,194	53.34
P	10/17/2007	140,670	53.35
P	10/17/2007	2,100	53.36
P	10/17/2007	500	53.37
P	10/17/2007	1,200	53.38
P	10/17/2007	700	53.39
P	10/17/2007	600	53.40
P	10/17/2007	657	53.41
P	10/17/2007	17,543	53.42
P	10/17/2007	1,400	53.43
P	10/17/2007	2,100	53.44
P	10/17/2007	4,900	53.45
P	10/17/2007	500	53.46
P	10/17/2007	1,800	53.47
P	10/17/2007	1,800	53.48
P	10/17/2007	1,100	53.49
P	10/17/2007	1,262	53.50
P	10/17/2007	4,100	53.51
P	10/17/2007	1,600	53.52
P	10/17/2007	3,000	53.53
P	10/17/2007	10,400	53.54
P	10/17/2007	900	53.55
P	10/17/2007	600	53.56
P	10/17/2007	300	53.57
P	10/17/2007	200	53.58
P	10/17/2007	134	53.59
P	10/17/2007	500	53.60
P	10/17/2007	911	53.61
P	10/17/2007	100	53.62
P	10/17/2007	400	53.63

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/17/2007	570	$53.64
P	10/17/2007	630	53.65
P	10/17/2007	700	53.66
P	10/17/2007	200	53.67
P	10/17/2007	200	53.68
P	10/17/2007	200	53.69
P	10/17/2007	200	53.70
P	10/17/2007	100	53.72
P	10/17/2007	600	53.73
P	10/17/2007	2,400	53.75
P	10/17/2007	100	53.76
P	10/17/2007	100	53.78
P	10/17/2007	4,700	53.79
P	10/17/2007	1,800	53.80
P	10/17/2007	4,423	53.81
P	10/17/2007	700	53.82
P	10/17/2007	777	53.83
P	10/17/2007	1,300	53.84
P	10/17/2007	5,500	53.85
P	10/17/2007	500	53.86
P	10/17/2007	700	53.87
P	10/17/2007	200	53.88
P	10/17/2007	600	53.89
P	10/17/2007	400	53.90
P	10/17/2007	300	53.91
P	10/17/2007	500	53.92
P	10/17/2007	100	53.93
P	10/17/2007	700	53.94
P	10/17/2007	900	53.95
P	10/17/2007	920	53.96
P	10/17/2007	800	53.97
P	10/17/2007	800	53.98
P	10/17/2007	500	53.99
P	10/17/2007	1,680	54.00
P	10/17/2007	900	54.01
P	10/17/2007	1,200	54.02
P	10/17/2007	400	54.03
P	10/17/2007	500	54.04
P	10/17/2007	1,200	54.05
P	10/17/2007	400	54.06
P	10/17/2007	100	54.07
P	10/17/2007	300	54.08
P	10/17/2007	200	54.09
P	10/17/2007	100	54.10
P	10/17/2007	300	54.11
P	10/17/2007	100	54.12
P	10/17/2007	200	54.14
P	10/17/2007	100	54.15
P	10/17/2007	300	54.16
P	10/17/2007	100	54.17

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/17/2007	200	$54.18
P	10/17/2007	400	54.19
P	10/17/2007	700	54.20
P	10/17/2007	400	54.21
P	10/17/2007	100	54.22
P	10/17/2007	200	54.23
P	10/17/2007	426	54.24
P	10/17/2007	280	54.25
P	10/17/2007	1,200	54.26
P	10/17/2007	600	54.27
P	10/17/2007	400	54.28
P	10/17/2007	400	54.29
P	10/17/2007	200	54.30
P	10/17/2007	500	54.31
P	10/17/2007	600	54.32
P	10/17/2007	883	54.33
P	10/17/2007	200	54.34
P	10/17/2007	400	54.35
P	10/17/2007	200	54.37
P	10/17/2007	400	54.38
P	10/17/2007	800	54.39
P	10/17/2007	1,200	54.40
P	10/17/2007	600	54.41
P	10/17/2007	500	54.42
P	10/17/2007	100	54.43
P	10/17/2007	600	54.44
P	10/17/2007	1,100	54.45
P	10/17/2007	900	54.46
P	10/17/2007	400	54.47
P	10/17/2007	1,100	54.48
P	10/17/2007	700	54.49
P	10/18/2007	100	52.42
P	10/18/2007	100	52.43
P	10/18/2007	200	52.44
P	10/18/2007	100	52.45
P	10/18/2007	100	52.46
P	10/18/2007	500	52.47
P	10/18/2007	100	52.48
P	10/18/2007	100	52.49
P	10/18/2007	10,200	52.50
P	10/18/2007	300	52.51
P	10/18/2007	400	52.52
P	10/18/2007	200	52.53
P	10/18/2007	100	52.56
P	10/18/2007	500	52.57
P	10/18/2007	800	52.58
P	10/18/2007	498	52.59
P	10/18/2007	75,802	52.60
P	10/18/2007	200	52.61
P	10/18/2007	300	52.62

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/18/2007	200	$52.63
P	10/18/2007	200	52.64
P	10/18/2007	300	52.65
P	10/18/2007	400	52.66
P	10/18/2007	100	52.70
P	10/18/2007	300	52.71
P	10/18/2007	1,800	52.74
P	10/18/2007	100	52.78
P	10/18/2007	100	52.79
P	10/18/2007	900	52.80
P	10/18/2007	800	52.81
P	10/18/2007	1,049	52.82
P	10/18/2007	1,600	52.83
P	10/18/2007	1,951	52.84
P	10/18/2007	35,754	52.85
P	10/18/2007	11,845	52.86
P	10/18/2007	3,600	52.87
P	10/18/2007	1,700	52.88
P	10/18/2007	4,034	52.89
P	10/18/2007	4,400	52.90
P	10/18/2007	3,679	52.91
P	10/18/2007	6,621	52.92
P	10/18/2007	8,391	52.93
P	10/18/2007	6,023	52.94
P	10/18/2007	9,400	52.95
P	10/18/2007	4,168	52.96
P	10/18/2007	5,000	52.97
P	10/18/2007	7,100	52.97
P	10/18/2007	10,000	52.97
P	10/18/2007	3,000	52.98
P	10/18/2007	8,900	52.98
P	10/18/2007	25,977	52.99
P	10/18/2007	2,000	52.99
P	10/18/2007	83,232	53.00
P	10/18/2007	300	53.01
P	10/18/2007	200	53.02
P	10/18/2007	200	53.03
P	10/18/2007	800	53.04
P	10/18/2007	600	53.05
P	10/18/2007	900	53.06
P	10/18/2007	700	53.07
P	10/18/2007	400	53.08
P	10/18/2007	400	53.09
P	10/18/2007	1,200	53.10
P	10/18/2007	1,100	53.11
P	10/18/2007	2,100	53.12
P	10/18/2007	867	53.13
P	10/18/2007	800	53.14
P	10/18/2007	1,000	53.15
P	10/18/2007	200	53.16

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/18/2007	900	$53.17
P	10/18/2007	700	53.18
P	10/18/2007	900	53.19
P	10/18/2007	1,200	53.20
P	10/18/2007	1,600	53.21
P	10/18/2007	1,600	53.22
P	10/18/2007	1,000	53.23
P	10/18/2007	615	53.24
P	10/18/2007	900	53.25
P	10/18/2007	500	53.26
P	10/18/2007	400	53.27
P	10/18/2007	900	53.28
P	10/18/2007	318	53.29
P	10/18/2007	100	53.32
P	10/18/2007	200	53.34
P	10/18/2007	100	53.35
P	10/18/2007	100	53.38
P	10/19/2007	3,100	51.30
P	10/19/2007	700	51.33
P	10/19/2007	600	51.34
P	10/19/2007	8,158	51.35
P	10/19/2007	1,200	51.38
P	10/19/2007	5,900	51.39
P	10/19/2007	800	51.48
P	10/19/2007	300	51.49
P	10/19/2007	3,800	51.50
P	10/19/2007	200	51.51
P	10/19/2007	600	51.52
P	10/19/2007	200	51.53
P	10/19/2007	1,437	51.54
P	10/19/2007	11,463	51.55
P	10/19/2007	100	51.57
P	10/19/2007	1,151	51.58
P	10/19/2007	700	51.59
P	10/19/2007	4,593	51.60
P	10/19/2007	749	51.61
P	10/19/2007	3,800	51.62
P	10/19/2007	5,785	51.63
P	10/19/2007	7,733	51.64
P	10/19/2007	99,095	51.65
P	10/19/2007	900	51.66
P	10/19/2007	11,102	51.67
P	10/19/2007	5,500	51.68
P	10/19/2007	7,105	51.69
P	10/19/2007	52,293	51.70
P	10/19/2007	1,100	51.71
P	10/19/2007	5,147	51.72
P	10/19/2007	2,423	51.73
P	10/19/2007	4,689	51.74
P	10/19/2007	61,141	51.75

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/19/2007	896	$51.76
P	10/19/2007	3,849	51.77
P	10/19/2007	2,200	51.78
P	10/19/2007	2,300	51.79
P	10/19/2007	10,955	51.80
P	10/19/2007	1,300	51.81
P	10/19/2007	2,279	51.82
P	10/19/2007	3,512	51.83
P	10/19/2007	1,477	51.84
P	10/19/2007	95,306	51.85
P	10/19/2007	2,400	51.86
P	10/19/2007	3,700	51.87
P	10/19/2007	4,307	51.88
P	10/19/2007	5,124	51.89
P	10/19/2007	55,069	51.90
P	10/19/2007	8,326	51.91
P	10/19/2007	42,300	51.92
P	10/19/2007	12,000	51.92
P	10/19/2007	200	51.93
P	10/19/2007	12,006	51.93
P	10/19/2007	18,562	51.94
P	10/19/2007	21,939	51.95
P	10/19/2007	19,362	51.96
P	10/19/2007	20,176	51.97
P	10/19/2007	600	51.98
P	10/19/2007	34,151	51.98
P	10/19/2007	2,300	51.99
P	10/19/2007	4,300	51.99
P	10/19/2007	37,153	51.99
P	10/19/2007	3,000	51.99
P	10/19/2007	500	52.00
P	10/19/2007	4,500	52.00
P	10/19/2007	158,992	52.00
P	10/19/2007	8,800	52.00
P	10/19/2007	1,800	52.01
P	10/19/2007	8,198	52.01
P	10/19/2007	1,600	52.02
P	10/19/2007	6,600	52.02
P	10/19/2007	3,400	52.03
P	10/19/2007	20,000	52.03
P	10/19/2007	12,200	52.04
P	10/19/2007	4,300	52.04
P	10/19/2007	2,400	52.04
P	10/19/2007	1,100	52.05
P	10/19/2007	4,122	52.05
P	10/19/2007	2,900	52.06
P	10/19/2007	3,000	52.06
P	10/19/2007	1,200	52.07
P	10/19/2007	4,200	52.07
P	10/19/2007	500	52.08

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/19/2007	2,500	$52.08
P	10/19/2007	600	52.09
P	10/19/2007	2,800	52.09
P	10/19/2007	1,100	52.10
P	10/19/2007	1,700	52.10
P	10/19/2007	3,399	52.11
P	10/19/2007	500	52.12
P	10/19/2007	1,500	52.12
P	10/19/2007	900	52.13
P	10/19/2007	1,400	52.13
P	10/19/2007	200	52.14
P	10/19/2007	2,289	52.14
P	10/19/2007	1,000	52.15
P	10/19/2007	1,911	52.15
P	10/19/2007	400	52.16
P	10/19/2007	2,900	52.16
P	10/19/2007	500	52.17
P	10/19/2007	1,400	52.17
P	10/19/2007	1,800	52.18
P	10/19/2007	1,400	52.19
P	10/19/2007	800	52.20
P	10/19/2007	981	52.21
P	10/19/2007	2,001	52.22
P	10/19/2007	1,200	52.23
P	10/19/2007	1,000	52.23
P	10/19/2007	1,000	52.24
P	10/19/2007	2,000	52.25
P	10/19/2007	1,600	52.26
P	10/19/2007	100	52.27
P	10/19/2007	700	52.27
P	10/19/2007	1,200	52.28
P	10/19/2007	1,900	52.29
P	10/19/2007	1,300	52.30
P	10/19/2007	1,800	52.31
P	10/19/2007	800	52.32
P	10/19/2007	400	52.33
P	10/19/2007	800	52.34
P	10/19/2007	24,100	52.35
P	10/19/2007	1,500	52.36
P	10/19/2007	200	52.37
P	10/19/2007	1,000	52.37
P	10/19/2007	600	52.38
P	10/19/2007	500	52.39
P	10/19/2007	1,100	52.40
P	10/19/2007	1,100	52.41
P	10/19/2007	600	52.42
P	10/19/2007	200	52.43
P	10/19/2007	900	52.44
P	10/19/2007	994	52.45
P	10/19/2007	600	52.46

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/19/2007	1,400	$52.47
P	10/19/2007	2,000	52.48
P	10/19/2007	700	52.49
P	10/19/2007	11,800	52.50
P	10/19/2007	2,101	52.51
P	10/19/2007	1,699	52.52
P	10/19/2007	1,738	52.53
P	10/19/2007	700	52.54
P	10/19/2007	600	52.55
P	10/19/2007	500	52.56
P	10/19/2007	800	52.57
P	10/19/2007	472	52.58
P	10/19/2007	728	52.59
P	10/19/2007	3,568	52.60
P	10/19/2007	1,200	52.61
P	10/19/2007	600	52.62
P	10/19/2007	900	52.63
P	10/19/2007	600	52.64
P	10/19/2007	200	52.65
P	10/19/2007	800	52.66
P	10/19/2007	400	52.67
P	10/19/2007	100	52.68
P	10/19/2007	200	52.69
P	10/19/2007	600	52.70
P	10/19/2007	300	52.71
P	10/19/2007	300	52.72
P	10/19/2007	100	52.73
P	10/22/2007	2,100	50.82
P	10/22/2007	100	50.83
P	10/22/2007	100	50.84
P	10/22/2007	100	50.85
P	10/22/2007	900	50.86
P	10/22/2007	629	50.87
P	10/22/2007	4,000	50.88
P	10/22/2007	4,702	50.89
P	10/22/2007	18,529	50.90
P	10/22/2007	1,290	50.91
P	10/22/2007	700	50.92
P	10/22/2007	985	50.93
P	10/22/2007	1,200	50.94
P	10/22/2007	800	50.95
P	10/22/2007	15,203	50.96
P	10/22/2007	1,198	50.97
P	10/22/2007	1,200	50.98
P	10/22/2007	13,198	50.99
P	10/22/2007	40,107	51.00
P	10/22/2007	2,100	51.01
P	10/22/2007	702	51.02
P	10/22/2007	5,800	51.03
P	10/22/2007	100	51.04

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/22/2007	11,040	$51.04
P	10/22/2007	19,550	51.05
P	10/22/2007	2,100	51.06
P	10/22/2007	2,234	51.07
P	10/22/2007	4,908	51.08
P	10/22/2007	3,200	51.09
P	10/22/2007	8,266	51.10
P	10/22/2007	1,300	51.11
P	10/22/2007	400	51.11
P	10/22/2007	300	51.12
P	10/22/2007	1,300	51.13
P	10/22/2007	1,200	51.14
P	10/22/2007	200	51.15
P	10/22/2007	500	51.16
P	10/22/2007	1,000	51.17
P	10/22/2007	1,900	51.18
P	10/22/2007	21,700	51.19
P	10/22/2007	2,100	51.20
P	10/22/2007	2,800	51.21
P	10/22/2007	29,238	51.22
P	10/22/2007	1,875	51.23
P	10/22/2007	100	51.24
P	10/22/2007	800	51.24
P	10/22/2007	6,100	51.25
P	10/22/2007	3,100	51.26
P	10/22/2007	1,200	51.27
P	10/22/2007	100	51.28
P	10/22/2007	4,800	51.28
P	10/22/2007	200	51.29
P	10/22/2007	3,000	51.29
P	10/22/2007	2,225	51.30
P	10/22/2007	2,900	51.31
P	10/22/2007	2,800	51.32
P	10/22/2007	1,500	51.33
P	10/22/2007	3,000	51.33
P	10/22/2007	1,200	51.34
P	10/22/2007	12,281	51.34
P	10/22/2007	30,304	51.35
P	10/22/2007	1,600	51.36
P	10/22/2007	1,300	51.37
P	10/22/2007	100	51.38
P	10/22/2007	800	51.38
P	10/22/2007	600	51.39
P	10/22/2007	1,000	51.40
P	10/22/2007	1,200	51.41
P	10/22/2007	2,623	51.42
P	10/22/2007	2,777	51.43
P	10/22/2007	1,800	51.44
P	10/22/2007	600	51.45
P	10/22/2007	2,142	51.45

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/22/2007	458	$51.46
P	10/22/2007	300	51.47
P	10/22/2007	1,126	51.48
P	10/22/2007	825	51.49
P	10/22/2007	900	51.50
P	10/22/2007	1,000	51.51
P	10/22/2007	1,000	51.52
P	10/22/2007	2,400	51.53
P	10/22/2007	500	51.54
P	10/22/2007	900	51.55
P	10/22/2007	1,600	51.56
P	10/22/2007	200	51.57
P	10/22/2007	1,000	51.57
P	10/22/2007	1,100	51.58
P	10/22/2007	100	51.59
P	10/22/2007	1,000	51.59
P	10/22/2007	600	51.60
P	10/22/2007	400	51.61
P	10/22/2007	500	51.62
P	10/22/2007	700	51.63
P	10/22/2007	400	51.64
P	10/22/2007	700	51.65
P	10/22/2007	34,000	51.66
P	10/22/2007	500	51.66
P	10/22/2007	400	51.67
P	10/22/2007	200	51.68
P	10/22/2007	600	51.68
P	10/22/2007	200	51.69
P	10/22/2007	285	51.70
P	10/22/2007	200	51.71
P	10/22/2007	200	51.72
P	10/22/2007	800	51.73
P	10/22/2007	500	51.74
P	10/22/2007	300	51.75
P	10/22/2007	1,300	51.76
P	10/22/2007	800	51.77
P	10/22/2007	200	51.78
P	10/22/2007	700	51.79
P	10/22/2007	100	51.80
P	10/22/2007	300	51.81
P	10/22/2007	200	51.82
P	10/22/2007	700	51.83
P	10/22/2007	300	51.84
P	10/22/2007	500	51.85
P	10/22/2007	300	51.86
P	10/22/2007	400	51.87
P	10/22/2007	700	51.88
P	10/22/2007	100	51.90
P	10/22/2007	300	51.91
P	10/22/2007	300	51.92

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/22/2007	500	$51.93
P	10/22/2007	900	51.94
P	10/22/2007	100	51.95
P	10/22/2007	200	51.96
P	10/22/2007	100	51.97
P	10/22/2007	300	51.99
P	10/22/2007	1,782	52.00
P	10/22/2007	39,655	52.01
P	10/22/2007	1,000	52.02
P	10/22/2007	14,400	52.03
P	10/22/2007	2,326	52.03
P	10/22/2007	800	52.04
P	10/22/2007	500	52.05
P	10/22/2007	787	52.06
P	10/22/2007	1,313	52.07
P	10/22/2007	1,800	52.08
P	10/22/2007	1,500	52.09
P	10/22/2007	900	52.10
P	10/22/2007	1,000	52.11
P	10/22/2007	5,300	52.12
P	10/22/2007	1,000	52.13
P	10/22/2007	290	52.14
P	10/22/2007	1,300	52.15
P	10/22/2007	1,100	52.16
P	10/22/2007	100	52.17
P	10/22/2007	1,300	52.17
P	10/22/2007	200	52.18
P	10/22/2007	800	52.18
P	10/22/2007	2,000	52.19
P	10/22/2007	3,300	52.20
P	10/22/2007	100	52.21
P	10/22/2007	2,400	52.21
P	10/22/2007	1,100	52.22
P	10/22/2007	2,447	52.22
P	10/22/2007	100	52.23
P	10/22/2007	1,500	52.23
P	10/22/2007	100	52.24
P	10/22/2007	3,300	52.24
P	10/22/2007	100	52.25
P	10/22/2007	17,300	52.25
P	10/22/2007	4,200	52.26
P	10/22/2007	1,700	52.27
P	10/22/2007	2,000	52.27
P	10/22/2007	2,600	52.28
P	10/22/2007	2,900	52.29
P	10/22/2007	1,600	52.30
P	10/22/2007	2,200	52.31
P	10/22/2007	2,719	52.32
P	10/22/2007	2,100	52.33
P	10/22/2007	100	52.34

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/22/2007	1,800	$52.34
P	10/22/2007	1,727	52.35
P	10/22/2007	2,073	52.36
P	10/22/2007	1,300	52.37
P	10/22/2007	1,327	52.38
P	10/22/2007	1,773	52.39
P	10/22/2007	2,000	52.40
P	10/22/2007	900	52.41
P	10/22/2007	1,200	52.42
P	10/22/2007	1,000	52.43
P	10/22/2007	2,100	52.44
P	10/22/2007	1,300	52.45
P	10/22/2007	800	52.46
P	10/22/2007	800	52.47
P	10/22/2007	500	52.48
P	10/22/2007	700	52.49
P	10/22/2007	1,104	52.50
P	10/22/2007	100	52.52
P	10/22/2007	200	52.53
P	10/23/2007	100	52.24
P	10/23/2007	2,500	52.25
P	10/23/2007	54	52.27
P	10/23/2007	300	52.28
P	10/23/2007	346	52.30
P	10/23/2007	1,100	52.31
P	10/23/2007	500	52.32
P	10/23/2007	797	52.33
P	10/23/2007	1,900	52.34
P	10/23/2007	22,400	52.35
P	10/23/2007	1,600	52.36
P	10/23/2007	900	52.37
P	10/23/2007	800	52.38
P	10/23/2007	500	52.39
P	10/23/2007	600	52.40
P	10/23/2007	500	52.41
P	10/23/2007	800	52.42
P	10/23/2007	1,100	52.43
P	10/23/2007	2,000	52.44
P	10/23/2007	1,300	52.45
P	10/23/2007	1,230	52.46
P	10/23/2007	2,326	52.47
P	10/23/2007	900	52.48
P	10/23/2007	4,000	52.49
P	10/23/2007	27,347	52.50
P	10/23/2007	1,100	52.51
P	10/23/2007	600	52.52
P	10/23/2007	1,043	52.53
P	10/23/2007	1,900	52.54
P	10/23/2007	25,100	52.55
P	10/23/2007	957	52.56

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/23/2007	51,104	$52.57
P	10/23/2007	2,235	52.58
P	10/23/2007	1,200	52.59
P	10/23/2007	10,700	52.60
P	10/23/2007	1,300	52.61
P	10/23/2007	3,100	52.62
P	10/23/2007	700	52.63
P	10/23/2007	2,200	52.64
P	10/23/2007	20,700	52.65
P	10/23/2007	27,165	52.66
P	10/23/2007	27,132	52.67
P	10/23/2007	4,468	52.68
P	10/23/2007	315	52.69
P	10/23/2007	3,541	52.70
P	10/23/2007	1,539	52.71
P	10/23/2007	600	52.72
P	10/23/2007	1,100	52.73
P	10/23/2007	3,400	52.74
P	10/23/2007	1,000	52.74
P	10/23/2007	1,100	52.75
P	10/23/2007	19,200	52.76
P	10/23/2007	500	52.77
P	10/23/2007	400	52.77
P	10/23/2007	400	52.78
P	10/23/2007	200	52.78
P	10/23/2007	19,300	52.79
P	10/23/2007	900	52.79
P	10/23/2007	700	52.80
P	10/23/2007	300	52.81
P	10/23/2007	100	52.82
P	10/23/2007	100	52.83
P	10/23/2007	200	52.84
P	10/23/2007	200	52.85
P	10/23/2007	300	52.86
P	10/23/2007	400	52.87
P	10/23/2007	200	52.88
P	10/23/2007	400	52.89
P	10/23/2007	400	52.90
P	10/23/2007	100	52.91
P	10/23/2007	100	52.92
P	10/23/2007	100	52.96
P	10/23/2007	600	52.98
P	10/23/2007	100	53.01
P	10/23/2007	200	53.02
P	10/23/2007	200	53.03
P	10/23/2007	300	53.04
P	10/23/2007	300	53.05
P	10/23/2007	100	53.07
P	10/23/2007	100	53.08
P	10/23/2007	100	53.11

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/23/2007	100	$53.12
P	10/23/2007	5,600	53.13
P	10/23/2007	400	53.13
P	10/23/2007	300	53.14
P	10/23/2007	100	53.15
P	10/23/2007	200	53.15
P	10/23/2007	3	53.17
P	10/23/2007	98	53.18
P	10/23/2007	400	53.20
P	10/23/2007	100	53.21
P	10/24/2007	100	52.31
P	10/24/2007	800	52.32
P	10/24/2007	833	52.33
P	10/24/2007	1,000	52.34
P	10/24/2007	1,400	52.35
P	10/24/2007	3,725	52.36
P	10/24/2007	2,800	52.37
P	10/24/2007	1,030	52.38
P	10/24/2007	2,570	52.39
P	10/24/2007	3,100	52.40
P	10/24/2007	800	52.41
P	10/24/2007	600	52.42
P	10/24/2007	600	52.43
P	10/24/2007	1,400	52.44
P	10/24/2007	2,727	52.45
P	10/24/2007	1,300	52.46
P	10/24/2007	2,953	52.47
P	10/24/2007	5,430	52.48
P	10/24/2007	6,173	52.49
P	10/24/2007	8,802	52.50
P	10/24/2007	6,260	52.51
P	10/24/2007	4,200	52.52
P	10/24/2007	10,001	52.52
P	10/24/2007	7,499	52.53
P	10/24/2007	200	52.54
P	10/24/2007	6,097	52.54
P	10/24/2007	1,600	52.55
P	10/24/2007	9,900	52.55
P	10/24/2007	4,300	52.56
P	10/24/2007	3,226	52.57
P	10/24/2007	3,473	52.58
P	10/24/2007	4,607	52.59
P	10/24/2007	3,500	52.60
P	10/24/2007	100	52.61
P	10/24/2007	3,202	52.61
P	10/24/2007	100	52.62
P	10/24/2007	5,600	52.62
P	10/24/2007	5,042	52.63
P	10/24/2007	100	52.64
P	10/24/2007	2,956	52.64

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/24/2007	4,500	$52.65
P	10/24/2007	200	53.38
P	10/24/2007	300	53.39
P	10/24/2007	100	53.40
P	10/24/2007	500	53.41
P	10/24/2007	800	53.42
P	10/24/2007	300	53.43
P	10/24/2007	1,209	53.44
P	10/24/2007	1,104	53.45
P	10/24/2007	801	53.46
P	10/24/2007	1,100	53.47
P	10/24/2007	1,400	53.48
P	10/24/2007	1,103	53.49
P	10/24/2007	500	53.50
P	10/24/2007	300	53.51
P	10/24/2007	800	53.52
P	10/24/2007	2,204	53.53
P	10/24/2007	900	53.54
P	10/24/2007	1,096	53.55
P	10/24/2007	1,000	53.56
P	10/24/2007	900	53.57
P	10/24/2007	700	53.58
P	10/24/2007	800	53.59
P	10/24/2007	1,800	53.60
P	10/24/2007	1,700	53.61
P	10/24/2007	1,797	53.62
P	10/24/2007	2,303	53.63
P	10/24/2007	1,104	53.64
P	10/24/2007	3,600	53.65
P	10/24/2007	2,631	53.66
P	10/24/2007	3,427	53.67
P	10/24/2007	4,534	53.68
P	10/24/2007	2,744	53.69
P	10/24/2007	2,497	53.70
P	10/24/2007	1,600	53.71
P	10/24/2007	1,002	53.72
P	10/24/2007	3,600	53.73
P	10/24/2007	1,198	53.74
P	10/24/2007	669	53.75
P	10/24/2007	3,327	53.76
P	10/24/2007	900	53.77
P	10/24/2007	2,400	53.78
P	10/24/2007	1,604	53.79
P	10/24/2007	3,373	53.80
P	10/24/2007	2,900	53.81
P	10/24/2007	3,100	53.82
P	10/24/2007	2,808	53.83
P	10/24/2007	3,327	53.84
P	10/24/2007	5,207	53.85
P	10/24/2007	5,300	53.86

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/24/2007	4,300	$53.87
P	10/24/2007	4,100	53.88
P	10/24/2007	3,600	53.89
P	10/24/2007	5,400	53.90
P	10/24/2007	5,000	53.91
P	10/24/2007	4,334	53.92
P	10/24/2007	100	53.93
P	10/24/2007	5,366	53.93
P	10/24/2007	5,601	53.94
P	10/24/2007	4,425	53.95
P	10/24/2007	3,495	53.96
P	10/24/2007	5,100	53.97
P	10/24/2007	3,005	53.98
P	10/24/2007	2,602	53.99
P	10/24/2007	3,660	54.00
P	10/24/2007	4,098	54.01
P	10/24/2007	3,406	54.02
P	10/24/2007	4,094	54.03
P	10/24/2007	1,400	54.04
P	10/24/2007	1,400	54.05
P	10/24/2007	500	54.06
P	10/24/2007	536	54.07
P	10/24/2007	2,303	54.08
P	10/24/2007	1,406	54.09
P	10/24/2007	2,600	54.10
P	10/24/2007	694	54.11
P	10/24/2007	1,400	54.12
P	10/24/2007	1,800	54.13
P	10/24/2007	1,232	54.14
P	10/24/2007	1,613	54.15
P	10/24/2007	742	54.16
P	10/24/2007	1,500	54.17
P	10/24/2007	587	54.18
P	10/24/2007	1,600	54.19
P	10/24/2007	600	54.20
P	10/24/2007	1,000	54.21
P	10/24/2007	400	54.22
P	10/24/2007	1,500	54.23
P	10/24/2007	800	54.24
P	10/24/2007	2,409	54.25
P	10/24/2007	1,190	54.26
P	10/24/2007	700	54.27
P	10/24/2007	700	54.28
P	10/24/2007	100	54.29
P	10/24/2007	100	54.31
P	10/24/2007	700	54.32
P	10/24/2007	300	54.33
P	10/24/2007	200	54.34
P	10/24/2007	400	54.35
P	10/24/2007	500	54.36

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/24/2007	800	$54.37
P	10/24/2007	200	54.38
P	10/24/2007	500	54.39
P	10/24/2007	100	54.40
P	10/24/2007	700	54.41
P	10/24/2007	600	54.42
P	10/24/2007	1,200	54.43
P	10/24/2007	1,700	54.44
P	10/24/2007	400	54.45
P	10/24/2007	1,300	54.46
P	10/24/2007	400	54.47
P	10/24/2007	600	54.48
P	10/24/2007	700	54.49
P	10/24/2007	1,400	54.50
P	10/24/2007	700	54.58
P	10/24/2007	100	54.73
P	10/24/2007	500	54.74
P	10/24/2007	100	54.76
P	10/24/2007	300	54.77
P	10/24/2007	200	54.78
P	10/24/2007	1,200	54.79
P	10/24/2007	3,600	54.80
P	10/24/2007	1,300	54.81
P	10/24/2007	4,900	54.82
P	10/24/2007	1,500	54.83
P	10/24/2007	2,000	54.84
P	10/24/2007	7,300	54.85
P	10/24/2007	2,200	54.86
P	10/24/2007	900	54.87
P	10/24/2007	1,800	54.88
P	10/24/2007	2,400	54.89
P	10/24/2007	5,400	54.90
P	10/24/2007	3,629	54.91
P	10/24/2007	2,771	54.92
P	10/24/2007	1,900	54.93
P	10/24/2007	3,814	54.94
P	10/24/2007	3,778	54.95
P	10/24/2007	3,600	54.96
P	10/24/2007	7,015	54.97
P	10/24/2007	6,852	54.98
P	10/24/2007	10,068	54.99
P	10/24/2007	15,500	55.00
P	10/24/2007	798	55.01
P	10/24/2007	1,502	55.02
P	10/24/2007	2,400	55.03
P	10/24/2007	1,900	55.04
P	10/24/2007	1,300	55.05
P	10/24/2007	345	55.06
P	10/24/2007	355	55.07
P	10/24/2007	800	55.08

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/24/2007	2,700	$55.09
P	10/24/2007	2,200	55.10
P	10/24/2007	1,200	55.11
P	10/24/2007	300	55.12
P	10/24/2007	1,046	55.12
P	10/24/2007	1,554	55.13
P	10/24/2007	3,000	55.14
P	10/24/2007	2,700	55.15
P	10/24/2007	1,700	55.16
P	10/24/2007	2,300	55.17
P	10/24/2007	700	55.18
P	10/24/2007	2,300	55.19
P	10/24/2007	800	55.20
P	10/24/2007	1,500	55.21
P	10/24/2007	1,800	55.22
P	10/24/2007	1,100	55.23
P	10/24/2007	900	55.24
P	10/24/2007	800	55.25
P	10/24/2007	300	55.26
P	10/25/2007	100	54.67
P	10/25/2007	1,400	54.70
P	10/25/2007	100	54.88
P	10/25/2007	200	54.91
P	10/25/2007	100	54.92
P	10/25/2007	700	54.93
P	10/25/2007	500	54.94
P	10/25/2007	400	54.95
P	10/25/2007	400	54.96
P	10/25/2007	700	54.97
P	10/25/2007	700	54.98
P	10/25/2007	600	54.99
P	10/25/2007	1,000	55.00
P	10/25/2007	700	55.01
P	10/25/2007	500	55.02
P	10/25/2007	700	55.03
P	10/25/2007	888	55.04
P	10/25/2007	1,100	55.05
P	10/25/2007	600	55.06
P	10/25/2007	1,300	55.07
P	10/25/2007	1,500	55.08
P	10/25/2007	1,700	55.09
P	10/25/2007	1,700	55.10
P	10/25/2007	2,300	55.11
P	10/25/2007	1,400	55.12
P	10/25/2007	900	55.13
P	10/25/2007	1,700	55.14
P	10/25/2007	900	55.15
P	10/25/2007	600	55.16
P	10/25/2007	1,100	55.17
P	10/25/2007	1,000	55.18

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/25/2007	1,200	$55.19
P	10/25/2007	1,300	55.20
P	10/25/2007	700	55.21
P	10/25/2007	900	55.22
P	10/25/2007	1,290	55.23
P	10/25/2007	1,900	55.24
P	10/25/2007	1,900	55.25
P	10/25/2007	900	55.26
P	10/25/2007	1,400	55.27
P	10/25/2007	2,500	55.28
P	10/25/2007	1,100	55.29
P	10/25/2007	2,800	55.30
P	10/25/2007	1,587	55.31
P	10/25/2007	1,800	55.32
P	10/25/2007	2,900	55.33
P	10/25/2007	2,500	55.34
P	10/25/2007	4,000	55.35
P	10/25/2007	800	55.36
P	10/25/2007	988	55.37
P	10/25/2007	1,100	55.38
P	10/25/2007	2,300	55.39
P	10/25/2007	2,201	55.40
P	10/25/2007	800	55.41
P	10/25/2007	700	55.42
P	10/25/2007	600	55.43
P	10/25/2007	1,500	55.44
P	10/25/2007	1,145	55.45
P	10/25/2007	614	55.46
P	10/25/2007	1,604	55.47
P	10/25/2007	2,300	55.48
P	10/25/2007	2,900	55.49
P	10/25/2007	3,200	55.50
P	10/25/2007	1,400	55.51
P	10/25/2007	2,400	55.52
P	10/25/2007	2,400	55.53
P	10/25/2007	1,800	55.54
P	10/25/2007	1,700	55.55
P	10/25/2007	100	55.56
P	10/25/2007	1,900	55.56
P	10/25/2007	1,301	55.57
P	10/25/2007	1,800	55.58
P	10/25/2007	1,700	55.59
P	10/25/2007	3,000	55.60
P	10/25/2007	1,399	55.61
P	10/25/2007	2,195	55.62
P	10/25/2007	2,105	55.63
P	10/25/2007	2,200	55.64
P	10/25/2007	1,900	55.65
P	10/25/2007	800	55.66
P	10/25/2007	800	55.67

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/25/2007	300	$55.68
P	10/25/2007	12,300	55.69
P	10/25/2007	1,000	55.69
P	10/25/2007	909	55.70
P	10/25/2007	603	55.71
P	10/25/2007	200	55.72
P	10/25/2007	300	55.73
P	10/25/2007	1,100	55.74
P	10/25/2007	600	55.75
P	10/25/2007	900	55.76
P	10/25/2007	1,001	55.77
P	10/25/2007	300	55.78
P	10/25/2007	299	55.79
P	10/25/2007	5,000	55.88
P	10/25/2007	1,000	55.97
P	10/25/2007	400	55.99
P	10/25/2007	3,100	56.00
P	10/25/2007	100	56.09
P	10/25/2007	400	56.10
P	10/25/2007	1,200	56.11
P	10/25/2007	2,600	56.12
P	10/25/2007	1,800	56.13
P	10/25/2007	1,200	56.14
P	10/25/2007	2,000	56.15
P	10/25/2007	3,500	56.16
P	10/25/2007	1,300	56.17
P	10/25/2007	1,703	56.18
P	10/25/2007	2,697	56.19
P	10/25/2007	1,601	56.20
P	10/25/2007	100	56.21
P	10/25/2007	2,300	56.22
P	10/25/2007	2,499	56.23
P	10/25/2007	2,127	56.24
P	10/25/2007	1,975	56.25
P	10/25/2007	326	56.26
P	10/25/2007	100	56.27
P	10/25/2007	1,500	56.28
P	10/25/2007	200	56.36
P	10/25/2007	400	56.48
P	10/25/2007	1,900	56.49
P	10/25/2007	200	56.50
P	10/25/2007	2,200	56.51
P	10/25/2007	150	56.52
P	10/25/2007	200	56.53
P	10/25/2007	200	56.54
P	10/25/2007	100	56.55
P	10/25/2007	200	56.60
P	10/25/2007	226	56.61
P	10/25/2007	174	56.62
P	10/25/2007	300	56.63

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/25/2007	100	$56.64
P	10/25/2007	200	56.65
P	10/25/2007	400	56.66
P	10/25/2007	100	56.67
P	10/25/2007	200	56.69
P	10/25/2007	100	56.71
P	10/25/2007	500	56.74
P	10/25/2007	100	56.75
P	10/25/2007	100	56.77
P	10/25/2007	100	56.78
P	10/25/2007	800	56.79
P	10/25/2007	200	56.80
P	10/25/2007	100	56.81
P	10/25/2007	200	56.83
P	10/25/2007	200	56.84
P	10/25/2007	100	56.85
P	10/25/2007	100	56.87
P	10/25/2007	793	56.88
P	10/25/2007	400	56.89
P	10/25/2007	98	56.90
P	10/25/2007	202	56.91
P	10/25/2007	500	56.92
P	10/25/2007	400	56.93
P	10/25/2007	3,227	56.94
P	10/25/2007	4,593	56.95
P	10/25/2007	200	56.96
P	10/25/2007	3,660	56.96
P	10/25/2007	6,280	56.97
P	10/25/2007	6,994	56.98
P	10/25/2007	6,972	56.99
P	10/25/2007	27,696	57.00
P	10/25/2007	1,500	57.01
P	10/25/2007	1,009	57.02
P	10/25/2007	2,100	57.03
P	10/25/2007	1,931	57.04
P	10/25/2007	2,300	57.05
P	10/25/2007	4,227	57.06
P	10/25/2007	3,391	57.07
P	10/25/2007	3,870	57.08
P	10/25/2007	3,078	57.09
P	10/25/2007	38,913	57.10
P	10/25/2007	3,700	57.11
P	10/25/2007	2,700	57.12
P	10/25/2007	3,500	57.13
P	10/25/2007	1,200	57.14
P	10/25/2007	2,800	57.15
P	10/25/2007	1,400	57.16
P	10/25/2007	1,100	57.17
P	10/25/2007	600	57.18
P	10/25/2007	300	57.19

Purchase (P) / Sale (S)	Date	No. of Shares	Price per share
P	10/25/2007	200	$57.20
P	10/25/2007	1,000	57.21
P	10/25/2007	786	57.22
P	10/25/2007	1,400	57.23
P	10/25/2007	2,000	57.24
P	10/25/2007	6,600	57.25
P	10/25/2007	2,500	57.26
P	10/25/2007	1,500	57.27
P	10/25/2007	2,700	57.28
P	10/25/2007	4,600	57.29
P	10/25/2007	5,000	57.30
P	10/25/2007	5,287	57.31
P	10/25/2007	1,500	57.32
P	10/25/2007	200	57.33
P	10/25/2007	100	57.35
P	10/25/2007	300	57.36
P	10/25/2007	100	57.38
P	10/25/2007	500	57.40
P	10/25/2007	100	57.41
P	10/25/2007	500	57.42
P	10/25/2007	600	57.43

Facsimile copies of the letter of transmittal, properly completed and duly executed, will be accepted. The letter of transmittal, certificates for shares and any other required documents should be sent or delivered by each stockholder of Tesoro or his or her bank, broker, dealer, trust company or other nominee to the depositary as follows:

The Depositary for the Offer is:

MELLON INVESTOR SERVICES LLC

By Mail:	By Overnight Courier or By Hand:
Mellon Investor Services LLC Attn: Corporate Action Department 27th Floor P.O. Box 3301 South Hackensack, NJ 07606	Mellon Investor Services LLC Attn: Corporate Action Department 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Questions and requests for assistance or for additional copies of this Offer to Purchase, the letter of transmittal and the notice of guaranteed delivery may be directed to the information agent at the telephone number and location listed below. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

D. F. King & Co., Inc.

48 Wall Street

22nd Floor

New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Please Call Toll Free: (800) 578-5378